                                                                   EXHIBIT 10.18

                             EMPIRE TOWERS PROJECT

                               BANGKOK, THAILAND

                             CURTAIN WALL CONTRACT

                                   22352-CWL


                                     [LOGO]
                                     EMPIRE
                                     TOWERS

                                    BETWEEN

                            THK REAL ESTATE LIMITED

                                      AND

                                KASION F.C. LTD.

                                                                     EXHIBIT "A"

                                                              GENERAL CONDITIONS


























________________________________________________________________________________
                                                           EMPIRE TOWERS PROJECT

                                     [LOGO]

                            THK REAL ESTATE LIMITED


                        FURNISH AND INSTALL CURTAIN WALL

                                   22352-CWL


                                     [LOGO]
                                     EMPIRE
                                     TOWERS

                                    BETWEEN

                            THK REAL ESTATE LIMITED

                                      AND

                                KASION F.C. LTD.




                                     [LOGO]

                             EMPIRE TOWERS PROJECT

                            THK REAL ESTATE LIMITED

Contractor:  KASION F.C. LTD.                  CONTRACT AGREEMENT FORM
             c/o Kasion Contracting Co., Ltd.  CURTAIN WALL CONTRACT
Address:     Suite 1301, Hollywood Plaza
             610 Nathan Road                   Contract No.: 22352-CWL
             Mongkok, Kowloon, Hong Kong

Contact:     MR. JOHN W. TANG                  Work Location:  Bangkok, Thailand
Telephone:   (852) 2-783-8732                  Issuing Office: THK-BINT, Bangkok
Facsimile:   (852) 2-384-5778

This contract is effective as of the 15th day of June, 1995, between THK REAL ESTATE LIMITED (OWNER), and the above named CONTRACTOR who hereby agree that all Work specified below shall be performed by CONTRACTOR in accordance with all the provisions of the contract, consisting of the following Contract
Documents:

        CONTRACT AGREEMENT
        Exhibit "A" General Conditions, dated: 12 September 1994
        Exhibit "B" Special Conditions, dated: 12 September 1994
        Exhibit "C" Quantities, Prices and Data, dated: 18 November 1994 Exhibit "D" Scope of Work and Technical Specifications,
                    dated: 12 September 1994
        Exhibit "E" Drawings, dated: 12 September 1994

1. WORK TO BE PERFORMED: Except as may be specified elsewhere in the contract, CONTRACTOR shall furnish all plant; labor; materials; tools; supplies; equipment; transportation; supervision; technical, professional and other services; and shall perform all operations necessary and required to satisfactorily design, fabricate, furnish and install the curtain wall systems for the Empire Towers office buildings and all appurtenant structures, facilities and works.

2. COMPENSATION: As full consideration for the satisfactory performance by CONTRACTOR of this contract, OWNER shall pay to CONTRACTOR compensation in accordance with the Total Lump Sum Price set forth in Exhibit "C" and with the payment provisions of this contract.

3. SCHEDULE: CONTRACTOR shall commence WORK in accordance with the instructions provided in the Notice to Proceed to be issued by BECHTEL subsequent to the date of this Contract and shall complete all WORK as set forth in the Schedule provisions in Exhibit "B".

OWNER: THK REAL ESTATE LIMITED          CONTRACTOR: KASION F.C. LTD.

Authorized                              Authorized
Signature:   /s/                        Signature:   /s/
             -----------------------                 ---------------------------
Print Name:                             Print Name:  John W. Tang
             -----------------------                 ---------------------------

Print Title:                            Print Title: Director
             -----------------------                 ---------------------------

                            THK REAL ESTATE LIMITED
                             EMPIRE TOWERS PROJECT
                                  EXHIBIT "A"
                               GENERAL CONDITIONS
                               TABLE OF CONTENTS

GC                      TITLE                                    PAGE
--        ---------------------------------------------          ----

1         ENTIRE AGREEMENT                                        1
2         WORDS AND PHRASES                                       1
3         INDEPENDENT CONTRACTOR                                  1
4         AUTHORIZED REPRESENTATIVES                              2
5         NOTICES                                                 2
6         CONTRACT INTERPRETATION                                 2
7         ORDER OF PRECEDENCE                                     2
8         STANDARDS AND CODES                                     3
9         LAWS AND REGULATIONS                                    3
10        PERMITS                                                 3
11        TAXES                                                   4
12        LABOR, PERSONNEL AND WORK RULES                         4
13        COMMERCIAL ACTIVITIES                                   4
14        PUBLICITY AND ADVERTISING                               4
15        SAFETY AND HEALTH                                       4
16        FIRE PREVENTION                                         5
17        SITE CONDITIONS AND NATURAL RESOURCES                   5
18        DIFFERING SITE CONDITONS                                6
19        TITLE TO MATERIALS FOUND                                6
20        SURVEY CONTROL POINTS AND LAYOUTS                       6
21        CONTRACTOR'S WORK AREA                                  7
22        CLEANING UP                                             7
23        COOPERATION WITH OTHERS                                 7
24        ENVIRONMENTAL CONDITIONS                                7
25        RESPONSIBILITY FOR WORK, SECURITY AND PROPERTY          8
26        CONTRACTOR'S PLANT, EQUIPMENT AND FACILITIES            9
27        ILLUMINATION                                            9
28        USE OF OWNER'S CONSTRUCTION EQUIPMENT OR FACILITIES     10
29        FIRST AID FACILITIES                                    10
30        INSPECTION, QUALITY SURVEILLANCE, REJECTION
            OF MATERIALS AND WORKMANSHIP                          11
31        TESTING                                                 11
32        EXPEDITING                                              11
33        PROGRESS                                                11
34        DELAYS AND EXTENSION OF TIME                            12
35        CHANGES                                                 12
36        USE OF COMPLETED PORTIONS OF WORK                       13
37        EXAMINATION OF CONTRACTOR'S RECORDS AND ACCOUNTS        14
38        WARRANTY                                                14
39        BACKCHARGES                                             14
40        INDEMNITY                                               15
41        PATENT AND COPYRIGHT INDEMNITY                          16
42        ASSIGNMENTS AND SUBCONTRACTS                            16
43        SUSPENSION                                              16
44        TERMINATION FOR DEFAULT                                 17
45        OPTIONAL TERMINATION                                    19
46        FINAL INSPECTION AND ACCEPTANCE                         20
47        NON-WAIVER                                              20
48        SURVIVAL                                                20

                            THK REAL ESTATE LIMITED
                             EMPIRE TOWERS PROJECT
                                  EXHIBIT "A"
                               GENERAL CONDITIONS

GC-1    ENTIRE AGREEMENT

This CONTRACT embodies the entire agreement between the OWNER and CONTRACTOR and supersedes all other writings. The parties shall not be bound by, or be liable for any statement, representation, promise, inducement or understanding not set forth herein.

GC-2 WORDS AND PHRASES

Where the words "as shown", "as detailed", "as indicated", or words of like import are used in this CONTRACT, reference is to the drawings listed in this CONTRACT unless the context clearly indicates a different meaning.

Where the words "required", "approved", "satisfactory", "determined", "acceptable" or words of like import are used in this CONTRACT, action by BECHTEL, the ARCHITECT or the STRUCTURAL ENGINEER is indicated unless the context clearly indicates otherwise, and all the WORK shall be in accordance therewith.

A requirement that a CONTRACTOR-furnished document is to be submitted for or subject to "Authorization to Proceed", "Approval", "Acceptance", "Review", "Comment", or any combinations of such words or words of like import shall mean unless the context clearly indicates otherwise, that CONTRACTOR shall, before implementing the information in the document, submit the document, obtain resolution of any comments and authorization to proceed. Such review shall not mean that a complete check will be performed. Authorization to proceed shall not constitute acceptance or approval of design details, calculations, analyses, tests, construction methods or materials developed or selected by CONTRACTOR and shall not relieve CONTRACTOR from full compliance with requirements of the CONTRACT.

Such action, or failure to act, shall not relieve CONTRACTOR of its contractual responsibilities for performance of this CONTRACT. Wherever in this CONTRACT it is provided that CONTRACTOR shall perform certain work "at its expense" or "without charge" or that certain work "will not be paid for separately", such quoted words mean that CONTRACTOR shall not be entitled to any additional compensation from OWNER for such work, and the cost thereof shall, unless otherwise specified, be considered as included in the payment for other items of the work.

GC-3    INDEPENDENT CONTRACTOR

CONTRACTOR represents that it is fully experienced, properly qualified, registered, licensed, equipped, organized, and financed to perform the WORK under this CONTRACT. CONTRACTOR shall act as an independent contractor and not as the agent of BECHTEL or OWNER in performing this CONTRACT, maintaining complete control over is employees and all of its lower-tier suppliers and subcontractors. Nothing contained in this CONTRACT or any lower-tier purchase order or subcontract awarded by CONTRACTOR shall create any contractual relationship between any lower-tier supplier or subcontractor and either BECHTEL or OWNER. CONTRACTOR shall perform the WORK hereunder in accordance with its own methods subject to compliance with the CONTRACT.


                                                           Contract 22352-CWL
                                                                  Exhibit "A"
                                                                Page Number 1
                                                            12 September 1994

GC-4  AUTHORIZED REPRESENTATIVES

Before starting WORK, CONTRACTOR shall designate in writing an authorized representative acceptable to BECHTEL to represent and act for CONTRACTOR and shall specify any and all limitations of such representative's authority. Such representative shall be present or be represented at the JOBSITE at all times when WORK is in progress, and shall be empowered to receive communications in accordance with this CONTRACT on behalf of CONTRACTOR. During periods when the WORK is suspended, arrangements shall be made for an authorized representative acceptable to BECHTEL for any emergency WORK that may be required. All communications given to the authorized representative of BECHTEL in accordance with this CONTRACT shall be binding upon CONTRACTOR. BECHTEL shall designate in writing one or more representatives to represent and act for BECHTEL and to receive communications from CONTRACTOR. Notification of changes of authorized representatives for either BECHTEL or CONTRACTOR shall be provided in advance, in writing, to the other party.

GC-5    NOTICES

Any notices provided for hereunder shall be in writing and may be served either personally on the authorized representative of the receiving party at the JOBSITE or by registered mail to the address of that party as shown on the face of the Contract Agreement Form, hereof or as such address may have been changed by written notice.

GC-6    CONTRACT INTERPRETATION

All questions concerning interpretation or clarification of this CONTRACT, including the discovery of conflicts, errors or omissions, or the acceptable performance thereof by CONTRACTOR, shall be immediately submitted in writing to BECHTEL for resolution. All determinations, instructions, and clarifications of BECHTEL shall be final and conclusive unless determined by a court of competent jurisdiction to have been fraudulent or capricious, or arbitrary, or so grossly erroneous as necessarily to imply bad faith, or not supported by substantial evidence. At all times CONTRACTOR shall proceed with the WORK in accordance with the determinations, instructions, and clarifications of BECHTEL. CONTRACTOR shall be solely responsible for requesting instructions or interpretations and shall be solely liable for any costs and expenses arising from its failure to do so.

GC-7    ORDER OF PRECEDENCE

The Contract Agreement Form, all documents listed therein, and subsequently issued Change Notices and amendments are essential parts of this CONTRACT and a requirement occurring in one is binding as though occurring in all, and are intended to include all items required for the proper execution and completion of the WORK. In resolving conflicts, discrepancies, errors or omissions pursuant to the General Condition titled "CONTRACT INTERPRETATION" the following order of precedence shall be used:

        1.      Contract Change Notices and Amendments, if any
        2.      Contract Agreement Form
        3.      Exhibit "C" - Quantities, Prices and Data
        4.      Exhibit "B" - Special Conditions
        5.      Exhibit "A" - General Conditions
        6.      Exhibit "D" - Scope of Work
        7.      Exhibit "D" - Technical Specifications
        8.      Exhibit "E" - Drawings



                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 2
                                                               12 September 1994

GC-8    STANDARDS AND CODES

Wherever references are made in this CONTRACT to standards or codes in accordance with which the WORK under this CONTRACT is to be performed, the edition or revision of the standards or codes current on the effective date of this CONTRACT shall apply unless otherwise expressly stated. In case of conflict between any referenced standards and codes and the CONTRACT, the latter shall govern.

GC-9    LAWS AND REGULATIONS

All applicable laws, ordinances, statutes, rules, regulations, orders or decrees in effect at the time the WORK under this CONTRACT is performed, shall apply to CONTRACTOR and its employees and representatives. These shall include the orders of governmental authorities (including without limitation all laws of the Kingdom of Thailand relating to registration to do business, to the formation of business entities under the Kingdom of Thailand law, to the payment of taxes and to the payment of penalties, assessments, levies or other punitive charges caused by CONTRACTOR'S negligence, delinquency, or violation of the Kingdom of Thailand law, and to the obtaining of permits and licenses); giving due regard to all business practices and local customs prevailing in the Kingdom of Thailand generally and at the JOBSITE.

If during the term of this CONTRACT there are changed or new laws, ordinances, statutes, rules, regulations, orders or decrees not known or foreseeable at the time of signing this CONTRACT which become effective and which affect the cost or time of performance of this CONTRACT, CONTRACTOR shall immediately notify BECHTEL in writing and submit detailed documentation of such effect in terms of both time and cost of performing the CONTRACT. If the WORK is affected by such changed or new laws, ordinances, etc., and BECHTEL concurs with the effect of such changes, an equitable adjustment in compensation and time of performance will be made.

If CONTRACTOR discovers any discrepancy or inconsistency between this CONTRACT and any law, ordinance, statute, rule, regulation, order or decree, CONTRACTOR shall report the same immediately, in writing, to BECHTEL who will issue such further instructions as may be necessary.

GC-10   PERMITS

Except as otherwise specified, CONTRACTOR shall procure and pay for all permits and inspections, other than inspections performed by OWNER'S Technical Representatives; furnish any bonds, security or deposits required to permit performance of the WORK hereunder; and provide BECHTEL with CONTRACTOR'S assistance as necessary in obtaining all authorizations and permits necessary for the performance of CONTRACTOR'S services which are required to be taken in OWNER'S name.

GC-11   TAXES

CONTRACTOR shall pay all taxes, levies, duties and assessments of every nature due in connection with the WORK under this CONTRACT and shall make any and all payroll deductions required by law, and hereby indemnifies and holds harmless BECHTEL, OWNER and its Technical Representatives from any liability on account of any and all such taxes, levies, duties, assessments and deductions.



                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 3
                                                               12 September 1994

GC-12   LABOR, PERSONNEL AND WORK RULES

CONTRACTOR shall employ only competent and skilled personnel to perform the WORK and shall remove from the JOBSITE any CONTRACTOR personnel determined to be unfit or acting in violation of any provision of this CONTRACT. CONTRACTOR is responsible for maintaining labor relations in such manner that there is harmony among workers and shall comply with and enforce JOBSITE procedures, regulations and work rules established or approved by BECHTEL.

GC-13   COMMERCIAL ACTIVITIES

Neither CONTRACTOR nor its employees shall establish any commercial activity or issue concessions or permits of any kind to third parties for establishing commercial activities on the JOBSITE or any other lands owned or controlled by BECHTEL or OWNER.

GC-14   PUBLICITY AND ADVERTISING

CONTRACTOR shall not make any announcement, take any photographs (excepting those specified in Special Condition titled "Progress Photos, Time-Lapse Movies and Video Records") or release any information concerning this CONTRACT, or the PROJECT, or any part thereof to any member of the public, press, business entity, or any official body unless prior written consent is obtained from OWNER through BECHTEL.

GC-15   SAFETY AND HEALTH

CONTRACTOR shall be fully and solely responsible for conducting all operations under this CONTRACT at all times in such a manner as to avoid the risk of bodily harm to persons and damage to property. CONTRACTOR shall continually and diligently inspect all WORK, materials and equipment to discover any conditions which might involve such risks and shall be solely responsible for discovery and correction of any such conditions.

CONTRACTOR shall submit prior to its mobilization to the JOBSITE, its Project Safety and Health Plan for approval by BECHTEL. CONTRACTORS shall have sole responsibility for implementing its safety program. All of CONTRACTOR'S obligations under the General Condition titled "INDEMNITY" apply to any liability arising in connection with or incidental to CONTRACTOR'S performance or failure to perform as provided in this General Condition titled "SAFETY AND HEALTH."

Neither BECHTEL nor OWNER shall be responsible for supervising the implementation of CONTRACTOR'S safety program, and neither BECHTEL nor OWNER shall have responsibility for the safety of CONTRACTOR'S or its lower-tier suppliers' or subcontractors' employees.

CONTRACTOR'S failure to correct an unsafe condition or unsafe act by its personnel after notice thereof shall be grounds for:

        (a) An order to suspend the affected operations until the unsafe condition and,

        (b) Withhold any part of or all of any payments otherwise due or payable to CONTRACTOR and,

        (c) If the violation continues, default termination of this CONTRACT for such failure.

CONTRACTOR shall appoint one or more (as appropriate) safety representative(s) acceptable to BECHTEL who shall be resident at the JOBSITE, have responsibility to correct unsafe conditions or

                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 4
                                                               12 September 1984
unsafe acts, act on behalf of CONTRACTOR on health and safety matters, and participate in periodic safety meetings with BECHTEL. CONTRACTOR shall instruct its personnel on the requirements of the approved Project Safety and Health Plan and shall coordinate with other contractors on safety matters.

CONTRACTOR shall furnish safety equipment and enforce the use of such equipment by its employees.

CONTRACTOR shall maintain accident, injury and any other records required by applicable laws and regulations or by BECHTEL and shall furnish BECHTEL a monthly summary of injuries and labor hours lost due to injuries.

GC-16   FIRE PREVENTION

Within thirty (30) calendar days after CONTRACT award and in any event prior to commencing WORK at the JOBSITE, CONTRACTOR shall submit its plan for fire prevention and protection to BECHTEL for acceptance in accordance with the Special Condition titled "Safety, Health and Security Programs."

GC-17   SITE CONDITIONS AND NATURAL RESOURCES

CONTRACTOR shall have the sole responsibility for satisfying itself concerning the nature and location of the WORK and the general and local conditions, including but not limited to the following:

        (a) Transportation, access, disposal, handling and storage of materials,

        (b) Availability and quality of labor, water, electric power and road conditions,

        (c) Climatic conditions, tides, and seasons,

        (d) River hydrology and river stages,

        (e) Physical conditions at the JOBSITE and the project area as a whole,

        (f) Topography and ground surface conditions, and

        (g) Equipment and facilities needed preliminary to and during the performance of the WORK.

The failure of CONTRACTOR to acquaint itself with any applicable conditions will not relieve CONTRACTOR of the responsibility for properly estimating either the difficulties or the cost of successfully performing CONTRACTOR'S obligations under this CONTRACT.

Where OWNER has made investigations of subsurface conditions in areas where
WORK is to be performed under this CONTRACT, such investigations are made by OWNER for the purpose of study and design. If the records of such investigation are included in the CONTRACT, the interpretation of such records shall be the sole responsibility of CONTRACTOR.

Neither BECHTEL nor OWNER assumes any responsibility whatsoever in respect to the sufficiency or accuracy of such investigations, the records thereof, or of the interpretations set forth and there is


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 5
                                                               12 September 1994
no warranty or guarantee, either express or implied, that the conditions indicated by such investigations or records thereof are representative of those existing throughout such areas, or any part thereof, or tfhat unforeseen developments may not occur, or that materials other than or in proportions different from those indicated may not be encountered.

GC-18   DIFFERING SITE CONDITIONS

CONTRACTOR shall promptly notify BECHTEL in writing before proceeding with any WORK which CONTRACTOR believes constitutes a differing site condition with respect to:

        (a) Subsurface or latent physical conditions at the JOBSITE differing materially from those indicated in this CONTRACT, or

        (b) Previously unknown physical conditions at the JOBSITE, of an unusual nature, differing materially from those ordinarily encountered and generally recognized as inherent in WORK of the character provided for in this CONTRACT.

BECHTEL will, as promptly as practical, cause an investigation of such conditions and inform CONTRACTOR of the determination. If BECHTEL determines that such conditions do materially so differ and cause an increase or decrease in CONTRACTOR'S cost of or the time required for performance of the WORK under the CONTRACT, an adjustment will be made and the CONTRACT modified in writing accordingly. No claim of CONTRACTOR under this clause will be allowed unless CONTRACTOR has given the required notice.

GC-19   TITLE TO MATERIALS FOUND

The title to water, soil, rock, gravel, sand, minerals, timber, and any other materials developed or obtained in the excavation or other operations of CONTRACTOR or any of its lower-tier subcontractors and the right to use said materials or dispose of same is hereby expressly reserved by OWNER. Neither CONTRACTOR, its lower-tier subcontractors, nor any of their representatives or employees shall have any right, title, or interest in said materials nor shall they assert or make any claim thereto. CONTRACTOR may, at the sole discretion of OWNER, be permitted, without charge, to use in the WORK any such materials which meet the requirements of this CONTRACT.

GC-20   SURVEY CONTROL POINTS AND LAYOUTS

Survey control points are shown on the As-Built drawings included in Exhibit
"E".

CONTRACTOR shall complete the layout, including locations, lines, and grades, of all WORK and shall be responsible for all requirements necessary for WORK execution in accordance with the survey control points specified or shown on the drawings, subject to such modifications as BECHTEL may require as WORK progresses.

If CONTRACTOR or any of its lower-tier subcontractors or any of their representatives or employees move or destroy or render inaccurate any survey control point, such control point shall be replaced at CONTRACTOR'S expense. No separate payment will be made for survey work performed by CONTRACTOR.



                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 6
                                                               12 September 1994

GC-21       CONTRACTOR'S WORK AREA

All CONTRACTOR work areas on the JOBSITE will be assigned by BECHTEL. CONTRACTOR shall confine its operations to the areas so assigned. Should CONTRACTOR find it necessary or advantageous to use any additional off-site area for any purpose whatsoever, CONTRACTOR shall, at its expense, provide and make its own arrangements for the use of such additional off-site areas.

GC-22       CLEANING UP

CONTRACTOR shall, at all times, keep its work areas in a neat, clean and safe condition.

Upon completion of any portion of the WORK, CONTRACTOR shall promptly remove from the work area all its equipment, construction plant, temporary structures and surplus materials not to be used at or near the same location during later stages of the WORK.

Upon completion of the WORK and prior to final payment, CONTRACTOR shall at its expense satisfactorily dispose of all rubbish, remove all plant, buildings, equipment and materials belonging to CONTRACTOR and return to OWNER'S warehouse or JOBSITE storage areas all salvageable OWNER supplied materials. CONTRACTOR shall leave the premises in a neat, clean and safe condition.

In event of CONTRACTOR'S failure to comply with the foregoing, BECHTEL will accomplish same at CONTRACTOR'S expense.

GC-23       COOPERATION WITH OTHERS

BECHTEL, OWNER, other contractors and other subcontractors may be working at the JOBSITE during the performance of this CONTRACT and CONTRACTOR'S WORK or use of certain facilities may be interfered with as a result of such concurrent activities. BECHTEL reserves the right to require CONTRACTOR to schedule the order of performance of the WORK in such a manner as will minimize interference with work of any of the parties involved.

GC-24       ENVIRONMENTAL CONDITIONS

Throughout performance of the WORK, CONTRACTOR shall conduct all operations in such a way as to minimize impact upon the natural environment and comply with all laws, regulations and rules applicable to the JOBSITE. CONTRACTOR shall provide:

      (a) Dust control of all excavations, material sites, roads and disposal areas within its assigned work areas of responsibility,

      (b) Suitable equipment, facilities and precautions to prevent the discharge of waster or contaminants which may pollute the atmosphere, any body of water, or land areas, or which may harm fish or other wildlife.

In the event CONTRACTOR encounters on the JOBSITE material reasonably believed to be a toxic or hazardous material, or a toxic or hazardous waste, CONTRACTOR shall immediately stop WORK in the affected area and notify BECHTEL of the condition. Pending receipt of written instructions from BECHTEL, CONTRACTOR shall not resume WORK in the affected area.

GC-25       RESPONSIBILITY FOR WORK, SECURITY AND PROPERTY

A. Work in Progress, Materials and Equipment. CONTRACTOR shall be responsible for and bear any and all risk of loss of or damage to WORK in progress, all materials delivered


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 7
                                                               12 September 1994

GC-25       RESPONSIBILITY FOR WORK, SECURITY AND PROPERTY (Continued)

to the JOBSITE and all materials and equipment until completion and final acceptance of the WORK under this CONTRACT.

B. Delivery, Unloading and Storage. CONTRACTOR'S responsibility for materials and plant equipment required for the performance of this CONTRACT shall include:

      (a)   Receiving and unloading.

      (b)   Storing in a secure place and subject to review by OWNER'S
            Technical Representatives. Outside storage of materials and equipment subject to degradation by the elements shall be in weather tight enclosures provided by CONTRACTOR.

      (c) Delivering from storage to the JOBSITE all materials and plant equipment as required, and

      (d) Maintaining complete and accurate records for OWNER'S Technical Representatives' inspection of all materials and plant equipment received, stored and issued for use in the performance of the CONTRACT.

C.    Security.   CONTRACTOR shall at all times conduct all operations under this CONTRACT in a manner to avoid the risk of loss, theft, or damage by vandalism, sabotage or any other means to any WORK, materials, equipment or other property at the JOBSITE. CONTRACTOR shall continuously inspect all WORK, materials and equipment to discover and determine any conditions which might involve such risks and shall be solely responsible for discovery, determination and correction of any such conditions.

      CONTRACTOR shall comply with BECHTEL'S and OWNER'S security requirements for the JOBSITE. CONTRACTOR shall cooperate with BECHTEL on all security matters and shall promptly comply with any project security arrangements established by BECHTEL or OWNER. Such compliance with these security requirements shall not relieve CONTRACTOR of its responsibility for maintaining proper security for the above noted items, nor shall it be construed as limiting in any manner CONTRACTOR'S obligation with respect to all applicable laws and regulations and to undertake reasonable action to establish and maintain secure conditions at the JOBSITE.

D.    Property.   CONTRACTOR shall plan and conduct operations so as not to:

      (a) Enter upon lands in their natural state unless authorized by BECHTEL,

      (b) Damage, close or obstruct any utility installation, highway, road or other property until permits therefor have been obtained,

      (c) Disrupt or otherwise interfere with the operation of any pipeline, telephone, electric transmission line, ditch or structure unless otherwise specifically authorized by this CONTRACT, or

      (d) Damage or destroy cultivated and planted areas, and vegetation such as trees, plants, shrubs, and grass on or adjacent to the premises which, do not interfere with the performance of this CONTRACT. This includes damage arising from performance of WORK through operation of equipment or stockpiling of materials.

CONTRACTOR shall not be entitled to any extension of time or compensation on account of CONTRACTOR'S failure to protect all materials, equipment and environment as described herein. All costs in connection with any repairs or restoration necessary or required by reason of unauthorized obstruction, damage or use shall be borne by CONTRACTOR.


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 8
                                                               12 September 1994

GC-26   CONTRACTOR'S PLANT, EQUIPMENT AND FACILITIES

CONTRACTOR shall provide and use for the WORK hereunder only such construction plant and equipment as are capable of producing the quality and quantity of WORK and materials required by this CONTRACT and within the time or times specified in the CONTRACT SCHEDULE.

Before proceeding with the WORK hereunder, CONTRACTOR shall furnish BECHTEL with information and drawings relative to such equipment, plant and facilities as BECHTEL may request. Upon written order of BECHTEL, CONTRACTOR shall discontinue operation of unsatisfactory plant, equipment or facilities and shall either modify the unsatisfactory items or remove such items from the JOBSITE.

CONTRACTOR shall, at the time any equipment is moved onto the JOBSITE, present to BECHTEL an itemized list of all equipment and tools, including but not limited to power tools, welding machines, pumps and compressors. Said list must include description and quantity, and serial number where applicable. It is recommended that CONTRACTOR identify its equipment by color, decal and etching. Prior to removal of any or all equipment, CONTRACTOR shall clear such removal through BECHTEL. CONTRACTOR shall not remove construction plant, equipment or tools from the JOBSITE before the WORK is finally accepted, without BECHTEL'S written approval.

GC-27   ILLUMINATION

When any work is performed at night or where daylight is obscured, CONTRACTOR shall, at its expense, provide artificial light sufficient to permit WORK to be carried on efficiently, satisfactorily and safely, and to permit thorough inspection. During such time periods the access to the place of WORK shall also be clearly illuminated. All wiring for electric light and power shall be installed and maintained in a safe manner and meet all applicable codes and standards.

GC-28   USE OF OWNER'S CONSTRUCTION EQUIPMENT OR FACILITIES

Where CONTRACTOR requests BECHTEL and BECHTEL agrees to make available to CONTRACTOR certain equipment or facilities belong to OWNER for the performance of CONTRACTOR WORK under the CONTRACT, the following shall apply:

        (a) Equipment or facilities will be charged to CONTRACTOR at agreed rental rates,

        (b) BECHTEL will furnish a copy of the equipment maintenance and inspection record, and these records shall be maintained by CONTRACTOR during the rental period,

        (c) CONTRACTOR shall assure itself of the condition of such equipment and assume all risks and responsibilities during its use. CONTRACTOR shall release, defend, indemnify and hold BECHTEL and OWNER harmless against any damages or claims that may arise from use of the equipment,

        (d) BECHTEL and CONTRACTOR shall jointly inspect such equipment before its use and upon its return. The cost of all necessary repairs or replacement for damage other than normal wear shall be at CONTRACTOR'S expense, and

        (e) If such equipment is furnished with an operator, the services of such operator will be performed under the complete direction and control of CONTRACTOR and such operator shall be considered CONTRACTOR'S employee for all purposes other than the payment of wages, Workers' Compensation, Insurance or other benefits whether paid directly or indirectly by BECHTEL or OWNER.


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                   Page Number 9
                                                               12 September 1984

GC-29  FIRST AID FACILITIES (SEE SPECIAL CONDITION SC-11)

Where BECHTEL, OWNER or others have first-aid facilities at the JOBSITE they may, at their option, make available their first-aid facilities for the treatment of employees of CONTRACTOR who may be injured or become ill while engaged in the performance of the WORK under this CONTRACT.

If first-aid facilities and/or services are made available to CONTRACTOR'S employees then, in consideration for the use of such facilities and the receipt of such services, CONTRACTOR hereby agrees:

        (a) To release, defend, indemnify and hold harmless BECHTEL, OWNER, and their authorized representatives, successors or assigns, and all of their officers and employees from and against any and all claims, demands, liabilities, including attorney's fees, arising from the receipt of such services or the use of such facilities by CONTRACTOR'S employees, except for claims and demands arising out of the sole active negligence of BECHTEL, OWNER or any of their representatives.

        (b) Upon receipt of any notice from BECHTEL or OWNER of any such claim, demand or liability being pursued against BECHTEL or OWNER, to not only undertake the defense of such claim, demand or liability, but also upon entry of judgment, to make any and all payments necessary thereunder, and

        (c) That in the event any of CONTRACTOR's employees require off-site medical services, including transportation thereto, CONTRACTOR shall promptly pay for such services directly to the providers thereof.

GC-30   INSPECTION, QUALITY SURVEILLANCE, REJECTION OF MATERIALS AND WORKMANSHIP

All materials and equipment furnished and WORK performed shall be properly inspected by CONTRACTOR at its expense, and shall at all times be subject to quality surveillance and quality audit by OWNER'S Technical Representatives, who shall be afforded full and free access to the shops, factories or other places of business of CONTRACTOR and its lower-tier suppliers and subcontractors for such quality surveillance or audit. CONTRACTOR shall provide safe and adequate facilities, drawings, documents and samples as requested, and shall provide assistance and cooperation including stoppage of WORK to perform such examination as may be necessary to determine compliance with the requirements of this CONTRACT. Any WORK covered prior to any quality surveillance or test by OWNER'S Technical Representatives, shall be uncovered and replaced at the expense of CONTRACTOR. Failure of OWNER'S Technical Representatives to make such quality surveillance or to discover defective design, materials or workmanship shall not relieve CONTRACTOR of its obligations under this CONTRACT nor prejudice the rights of BECHTEL or OWNER thereafter to reject or require the correction of defective work in accordance with the provisions of this CONTRACT.

If any WORK is determined by OWNER'S Technical Representatives to be defective or not in conformance with this CONTRACT, CONTRACTOR will be notified in writing and shall, at CONTRACTOR'S expense, immediately remove and replace or correct such defective work.

GC-31   TESTING

Unless otherwise provided in the CONTRACT, testing of materials or WORK shall be performed by an independent testing organization, approved by OWNER'S Technical Representative, at CONTRACTOR'S expense and in accordance with CONTRACT requirements. In the event such

                                                           Contract 22352-CWL
                                                                  Exhibit "A"
                                                               Page Number 10
                                                            12 September 1994
testing of materials or work results in the failure of that material or work, CONTRACTOR shall, upon replacement or repair of such failed material or work, reperform the test until such time that the material or work passes the test(s). All re-work, replacement and testing shall be at CONTRACTOR'S expense. Should tests in addition to those required by this CONTRACT be desired by BECHTEL or OWNER, CONTRACTOR will be advised in ample time to permit such testing. Such additional tests will be at OWNER'S expense.

CONTRACTOR shall furnish samples as requested and shall provide reasonable assistance and cooperation necessary to permit tests to be performed on materials or work in place including reasonable stoppage of WORK during testing.

GC-32   EXPEDITING

The material and equipment furnished and WORK performed under this CONTRACT may be subject to expediting by BECHTEL and/or OWNER or their representatives who shall be allowed full and free access to the shops, factories and other places of business of CONTRACTOR and its lower-tier suppliers and subcontractors for expediting purposes. As required by BECHTEL, CONTRACTOR shall provide detailed schedules and progress reports for use in expediting and shall cooperate with BECHTEL and OWNER in expediting activities.

GC-33   PROGRESS

CONTRACTOR shall give BECHTEL full information in advance as to its plans for performing each part of the WORK. If at any time, CONTRACTOR'S actual progress is inadequate to meet the requirements of this CONTRACT, BECHTEL may so notify CONTRACTOR who shall thereupon take such steps as may be necessary to improve its progress. If within a reasonable period as determined by BECHTEL, CONTRACTOR does not improve performance to meet the currently approved CONTRACT SCHEDULE, BECHTEL may require an increase in CONTRACTOR'S labor force, the number of shifts, overtime operations, additional days of WORK per week and an increase in the amount of construction plant, all without additional cost to OWNER. Neither such notice nor BECHTEL'S failure to issue such notice shall relieve CONTRACTOR of its obligation to achieve the quality of WORK and rate of progress required by this CONTRACT.

Failure of CONTRACTOR to comply with BECHTEL'S instructions may be grounds for determination by BECHTEL that CONTRACTOR is not prosecuting the WORK with such diligence as will assure completion within the times specified. Upon such determination, OWNER may terminate, in accordance with the applicable provisions of this CONTRACT, CONTRACTOR'S right to proceed with the performance of the CONTRACT.

GC-34   DELAYS AND EXTENSION OF TIME

If CONTRACTOR'S performance of this CONTRACT is prevented or delayed by any unforeseeable cause, existing or future, which is beyond the reasonable control and without the fault or negligence of CONTRACTOR, CONTRACTOR shall, within twenty-four hours of the commencement of any such delay, give to BECHTEL written notice thereof and within seven (7) calendar days of commencement of the delay the anticipated impact of the delay on performance of the WORK.
Within seven (7) calendar days after the termination of any such delay, CONTRACTOR shall file a written notice with BECHTEL specifying the actual duration of the delay. Failure to give any of the above notices shall be sufficient ground for denial of an extension of time. If BECHTEL determines that the delay was unforeseeable, beyond the control and without the fault or negligence of CONTRACTOR, BECHTEL will determine the duration of the delay and will extend the time of performance of this CONTRACT accordingly. Such extension shall be the sole remedy for the delay.

                                                           Contract 22352-CWL
                                                                  Exhibit "A"
                                                               Page Number 11
                                                            12 September 1994

GC-35   CHANGES

BECHTEL may, at any time, without notice to the sureties, if any, by written Change Notice, make any change in the WORK within the general scope of this CONTRACT, including but not limited to changes:

        (a)     In the drawings, designs or specifications,

        (b)     In the quantity, method or manner of CONTRACTOR'S WORK,

        (c) In OWNER-furnished facilities, equipment, materials, services or JOBSITE, and

        (d) Directing acceleration or deceleration in the performance of the WORK.

If at any time CONTRACTOR believes that other acts or omissions of BECHTEL or OWNER constitute a change to the WORK not covered by a Change Notice, CONTRACTOR must within ten (10) calendar days submit in writing a Change Notice request explaining in detail the basis for the request. BECHTEL will either issue a Change Notice or deny the request in writing.

If CONTRACTOR believes that an equitable adjustment is due under this clause, it must, within ten (10) calendar days after receipt of written Change Notice, submit to BECHTEL a written statement (proposal) setting for the nature, schedule and monetary impact of such change in sufficient detail to permit thorough analysis and negotiation. The proposal shall state the basis for compensation in conformance with the provisions of the Special Condition titled "Pricing of Adjustments".

If any change under this clause causes an increase or decrease in CONTRACTOR'S cost of, or the time required for, the performance of any part of the WORK under this CONTRACT whether or not changed by any order, as may be agreed to by BECHTEL, an equitable adjustment shall be made and the CONTRACT modified by written Contract Amendment signed by both parties. CONTRACTOR shall not be entitled to and neither BECHTEL nor OWNER shall be liable to CONTRACTOR or its lower-tier suppliers or subcontractors in tort (including negligence), or in contract except as specifically provided herein, for increased costs in connection with any changes or delays in the WORK.

No request by CONTRACTOR for an equitable adjustment hereunder shall be approved unless the required notice has been given within ten (10) calendar days as specified.

In no case shall any claim by CONTRACTOR be considered if asserted after Final Payment under this CONTRACT. Nothing in this clause shall excuse CONTRACTOR from proceeding with the CONTRACT as changed, whether or not an equitable adjustment has been made.

All modifications to this CONTRACT shall only be made by written Contract Amendment signed by both parties.

GC-36   USE OF COMPLETED PORTIONS OF WORK

Whenever, as determined by BECHTEL, any portion of the WORK performed by CONTRACTOR is suitable for use, BECHTEL or OWNER may occupy and use such portion. Use shall not constitute acceptance, relieve CONTRACTOR of its responsibilities, or act as a waiver by BECHTEL or OWNER of any of the terms of the CONTRACT.

                                                           Contract 22352-CWL
                                                                  Exhibit "A"
                                                               Page Number 12
                                                            12 September 1994

CONTRACTOR shall not be liable for normal wear and tear or for repair of damage caused by any misuse during such occupancy or use by BECHTEL or OWNER. If such use increases the cost or time of performance of remaining portions of the WORK, CONTRACTOR shall be entitled to an equitable adjustment in its compensation or schedule under this CONTRACT.

If, as a result of CONTRACTOR'S failure to comply with the provisions of this CONTRACT, such use proves to be unsatisfactory to BECHTEL or OWNER, BECHTEL or OWNER shall have the right to continue such use until such portion of the WORK can, without injury to BECHTEL or OWNER, be taken out of service for correction of defects, errors, omissions or replacement of unsatisfactory materials or equipment as necessary for such portion of the WORK to comply with the CONTRACT; provided that the period of such operation or use pending completion of appropriate remedial action shall not exceed twelve (12) months unless otherwise mutually agreed in writing between the parties.

CONTRACTOR shall not use any permanently installed equipment unless such use is approved in writing by BECHTEL. When such use is approved, CONTRACTOR shall at CONTRACTOR'S expense properly use and maintain and, upon completion of such use, recondition such equipment as required to meet specifications.

If BECHTEL or OWNER furnishes an operator for such equipment, all services performed shall be under the complete direction and control of CONTRACTOR, and such operator shall be considered CONTRACTOR's employee for all purposes other than payment of such operator's wages. Worker's Compensation insurance or other benefits paid directly or indirectly by BECHTEL or OWNER.

GC-37     EXAMINATION OF CONTRACTOR'S RECORDS AND ACCOUNTS

CONTRACTOR shall maintain records and accounts in connection with the performance of this CONTRACT which will accurately document incurred costs of whatever nature. BECHTEL, OWNER, or their representatives shall have the right to examine at all reasonable times, with advance notification, such records and accounts for the limited purpose of verifying requests for payment when costs are the basis of such payment and for evaluating the reasonableness of proposed CONTRACT price adjustments and claims.

If BECHTEL or OWNER establish uniform codes of accounts for the Project, CONTRACTOR shall use such codes in identifying its records and accounts.

GC-38     WARRANTY

All materials and equipment incorporated into the WORK under this CONTRACT shall be new and of the most suitable grade of their respective kinds for their intended uses unless otherwise specified. All workmanship shall be in accordance with sound construction practices acceptable to the OWNER'S Technical Representatives. CONTRACTOR warrants all materials, equipment and labor it furnishes or performs under this CONTRACT against defects in design, materials, and workmanship for a period of Twelve (12) months after acceptance of the Project as a whole by OWNER, unless a longer period is specified elsewhere in this CONTRACT.

If at any time prior to the expiration of the warranty period, CONTRACTOR, BECHTEL or OWNER discovers any defect in such design, materials, equipment or workmanship, CONTRACTOR shall, upon written notice from BECHTEL or OWNER given within a reasonable time after discovery, correct such defects to the satisfaction of BECHTEL or OWNER by redesigning, repairing or replacing the defective work at a time acceptable to BECHTEL or OWNER. All costs incidental to



                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                  Page Number 13
                                                               12 September 1994
such corrective action including access, removal, disassembly, reinstallation, reconstruction, retesting and reinspection as may be necessary to correct the defect or demonstrate that the previously defective WORK conforms to the requirements of this CONTRACT shall be borne by CONTRACTOR.

CONTRACTOR further warrants any and all corrective action against defects in design, materials, and workmanship for a period of twelve (12) months, or longer period as specified, following acceptance by BECHTEL or OWNER of the corrected work.

GC-39    BACKCHARGES

If, under the provisions of this CONTRACT, CONTRACTOR is notified by BECHTEL to correct defective or nonconforming work, and CONTRACTOR states or by its actions indicates that it is unable or unwilling to proceed with corrective action in a reasonable time, BECHTEL or OWNER may, upon written notice, proceed with or cause to accomplish the redesign, repair, rework or replacement of nonconforming work by the most expeditious means available and backcharge CONTRACTOR for the costs incurred. Furthermore, if BECHTEL or OWNER agrees to or is required to perform WORK or cause the WORK to be performed for CONTRACTOR, such as cleanup, off-loading or completion of incomplete WORK, BECHTEL or OWNER may, upon written notice, perform such WORK by the most expeditious means available and backcharge CONTRACTOR for the costs incurred.

The cost of backcharge WORK shall include:

     (a)     Incurred labor costs including all payroll additives,

     (b)     Incurred net delivered material costs,

     (c) Incurred lower-tier supplier and subcontractor costs (including the cost of BECHTEL and OWNER'S Technical Representatives) directly related to performing the corrective action,

     (d) Equipment and tool rentals at prevailing rates in the JOBSITE area, and

     (e) A factor of sixty percent (60%) applied to the total of items (a) through (d) for OWNER'S overhead, supervision and administrative costs.

The backcharge notice will request CONTRACTOR'S approval for BECHTEL or OWNER to proceed with the required WORK. However, failure of CONTRACTOR to grant such approval shall not impair BECHTEL'S or OWNER'S right to proceed with WORK or to cause the WORK to be performed under this or any other provision of this CONTRACT.

OWNER shall separately invoice or deduct from payments otherwise due to CONTRACTOR the costs as provided herein. OWNER'S right to back charge is in addition to any and all other rights and remedies provided in this CONTRACT or by law. The performance of backcharge WORK by BECHTEL or OWNER shall not relieve CONTRACTOR of any of its responsibilities under this CONTRACT including but not limited to express or implied warranties, specified standards for quality, contractual liabilities and indemnifications, and the CONTRACT SCHEDULE.

GC-40 INDEMNITY

CONTRACTOR hereby releases and shall indemnify, defend and hold harmless BECHTEL, OWNER, the ARCHITECT and the STRUCTURAL ENGINEER, and their subsidiaries and affiliates and the officers, agents, employees, successors and assigns and authorized representative of all


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                  Page Number 14
                                                               12 September 1994
the foregoing from and against any and all suits, actions, legal or administrative proceedings, claims, demands, damages, liabilities, interest, attorney's fees, costs and expenses of whatsoever kind or nature, including those arising out of injury to or death of CONTRACTOR'S employees, whether arising before or after completion of the WORK hereunder and in any manner directly or indirectly caused, occasioned, or contributed to in whole or in part, or claimed to be caused, occasioned or contributed to in whole or in part, by reason of any act, omission, fault or negligence whether active or passive of CONTRACTOR, its lower-tier suppliers, subcontractors or of anyone acting under its direction or control or on its behalf in connection with or incidental to the performance of this CONTRACT. CONTRACTOR'S aforesaid release, indemnity and hold harmless obligations, or portions or applications thereof, shall apply even in the event of the fault or negligence, whether active or passive, or strict liability of the parties released, indemnified or held harmless to the fullest extent permitted by law, but in no event shall they apply to liability caused by the willful misconduct or gross negligence of the party released, indemnified or held harmless.

GC-41     PATENT AND COPYRIGHT INDEMNITY

CONTRACTOR hereby indemnifies and shall defend and hold harmless BECHTEL, OWNER, the ARCHITECT and the STRUCTURAL ENGINEER, and their representatives from and against any and all claims, actions, losses, damages, and expenses, including attorney's fees, arising from any claim, whether rightful or otherwise, that any concept, product, equipment, material, process, copyrighted material or confidential information, or any part thereof, furnished by CONTRACTOR under this CONTRACT constitutes and infringement of any patent or copyrighted material or a theft of trade secrets. If use of any part of such concept, product, equipment, material, process, copyrighted material or confidential information is limited or prohibited, CONTRACTOR shall, at its sole expense procure the necessary licenses to use the infringing or a modified but non-infringing concept, product, equipment, material, process, copyrighted material or confidential information or, with BECHTEL'S or OWNER'S prior written approval, replace it with substantially equal but non-infringing concepts, products, equipment, materials, processes, copyrighted material or confidential information; provided, however,

     (a) That any such substituted or modified concepts, products, equipment, material, processes, copyrighted material or confidential information shall meet all the requirements and be subject to all the provisions of this CONTRACT, and

     (b) That such replacement or modification shall not modify or relieve CONTRACTOR of its obligations under this CONTRACT.

The foregoing obligation shall not apply to any concept, product, equipment, material, process, copyrighted material or confidential information the detailed design of which (excluding rating and/or performance specifications) has been furnished in writing by BECHTEL or OWNER to CONTRACTOR.

GC-42     ASSIGNMENTS AND SUBCONTRACTS

Any assignment of this CONTRACT or rights hereunder, in whole or part, without the prior written consent of OWNER shall be void, except that upon ten (10) calendar days written notice to BECHTEL, CONTRACTOR may assign monies due or to become due under this CONTRACT, provided that any assignment of monies shall be subject to proper set-offs in favor of OWNER and any deductions provided for in this CONTRACT.



                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                  Page Number 15
                                                               12 September 1994

CONTRACTOR shall not subcontract with any third party for the performance of all or any portion of the WORK without the advance written approval of BECHTEL. Lower-tier subcontracts and purchase orders must include provisions to secure all rights and remedies of BECHTEL, OWNER, the ARCHITECT and the STRUCTURAL ENGINEER, provided under this CONTRACT, and must impose upon the lower-tier supplier and subcontractor all of the general duties and obligations required to fulfill this CONTRACT.

Copies of all purchase and subcontract agreements are to be provided to BECHTEL upon request. Pricing may be deleted unless the compensation to be paid thereunder is reimbursable under this CONTRACT.

No assignment or subcontract will be approved which would relieve CONTRACTOR or its sureties, if any, of their responsibilities under this CONTRACT.

GC-43   SUSPENSION

BECHTEL may by written notice to CONTRACTOR, suspend at any time the performance of all or any portion of the WORK to be performed under the CONTRACT. Upon receipt of such notice, CONTRACTOR shall, unless the notice requires otherwise:

        (a) Immediately discontinue WORK on the date and to the extent specified in the notice,

        (b) Place no further orders or subcontracts for material, services, or facilities with respect to suspended WORK other than to the extent required in the notice,

        (c) Promptly make every reasonable effort to obtain suspension upon terms satisfactory to BECHTEL of all orders, subcontracts and rental agreements to the extent they relate to performance of suspended WORK.

        (d) Continue to protect and maintain the WORK including those portions on which WORK has been suspended, and

        (e) Take any other reasonable steps to minimize costs associated with such suspension.

As full compensation for such suspension, CONTRACTOR will be reimbursed for the following costs, reasonably incurred, without duplication of any item, to the extent that such costs directly result from such WORK suspension:

        (f) A standby charge to be paid to CONTRACTOR during the period of WORK suspension, which standby charge shall be sufficient to compensate CONTRACTOR for keeping, to the extent required in the suspension notice, its organization and equipment committed to the WORK on an standby basis,

        (g) All reasonable costs associated with mobilization and demobilization of CONTRACTOR'S plant, forces and equipment, and

        (h) An equitable amount to reimburse CONTRACTOR for the cost of maintaining and protecting that portion of the WORK upon which performance has been suspended.

Upon receipt of notice to resume suspended WORK, CONTRACTOR shall immediately resume performance under this CONTRACT to the extent required in the notice.

If the CONTRACTOR intends to assert a claim for equitable adjustment under this clause, it must, within ten (10) calendar days after receipt of notice to resume WORK, submit to BECHTEL a written statement setting forth the schedule impact and monetary extent of such claim in sufficient detail to permit thorough analysis. No adjustment shall be made for any suspension to the extent that performance would have been suspended, delayed, or interrupted by any CONTRACTOR non-compliance with the requirements of this CONTRACT.


                                                           Contract 22352-CWL
                                                                  Exhibit "A"
                                                               Page Number 16
                                                            12 September 1994

Notwithstanding any other provisions of this CONTRACT, CONTRACTOR shall be considered in default of its contractual obligations under this CONTRACT if it:

        (a) Performs WORK which fails to conform to the requirements of this CONTRACT,

        (b) Fails to meet the CONTRACT SCHEDULE or fails to make progress so as to endanger performance of this CONTRACT,

        (c) Abandons or refuses to proceed with any of the WORK, including modifications directed pursuant to the General Condition titled "CHANGES,"

        (d)  Fails to fulfill any of the terms of  this CONTRACT, or

        (e) Fails to provide adequate assurance of CONTRACTOR'S future performance in accordance with the terms and conditions of the CONTRACT, within the time specified in the following paragraph, in response to demand by BECHTEL in the event that an order for relief in bankruptcy is entered with respect to CONTRACTOR or CONTRACTOR becomes insolvent or makes a general assignment for the benefit of creditors. BECHTEL shall be the sole judge of the adequacy of said assurance.

Upon the occurrence of any of the foregoing, BECHTEL shall notify CONTRACTOR in writing of the nature of the failure and of OWNER'S intention to terminate the CONTRACT for default. If CONTRACTOR does not cure such failure within three
(3) calendar days from receipt of notification, or sooner if safety to persons is involved, or if CONTRACTOR fails to provide satisfactory evidence that such default will be corrected, OWNER may, by written notice to CONTRACTOR and without notice to CONTRACTOR'S sureties, if any, terminate in whole or in part CONTRACTOR'S right to proceed with the WORK and OWNER may prosecute the WORK to completion by CONTRACT or by any other method deemed expedient. OWNER may take possession of and utilize any materials, plant, tools, equipment, and property of any kind furnished by CONTRACTOR and necessary to complete the WORK.

CONTRACTOR and its sureties, if any, shall be liable for all costs in excess of the Total Lump Sum Price for such terminated WORK reasonably and necessarily incurred in the completion of the WORK as scheduled, including cost of administration of any CONTRACT awarded to others for completion.

Upon completion for default, CONTRACTOR shall:

        (f) Immediately discontinue WORK on the date and to the extent specified in the notice and place no further purchase orders or subcontracts to the extent that they relate to the performance of the terminated WORK,

        (g) Inventory, maintain and turn over to OWNER all materials, plant, tools, equipment, and property furnished by CONTRACTOR or provided by OWNER for performance of the terminated WORK,

        (h) Promptly obtain cancellation upon terms satisfactory to OWNER of all purchase orders, lower-tier subcontracts, rentals, or any other agreements existing for performance of the terminated WORK or assign those agreements as directed by OWNER,

        (i) Cooperate with BECHTEL and OWNER in the transfer of information and disposition of WORK in progress so as to mitigate damages,

        (j) Comply with other reasonable requests from BECHTEL or OWNER regarding the terminated WORK, and

        (k) Continue to perform in accordance with all of the terms and conditions of this CONTRACT such portion of the WORK that is not terminated.


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                  Page Number 17
                                                               12 September 1994

If, after termination pursuant to this clause, it is determined for any reason that CONTRACTOR was not in default, the rights and obligations of the parties shall be the same as if the notice of termination had been issued pursuant to the General Condition titled "Optional Termination."

GS-45   OPTIONAL TERMINATION

OWNER may, at its option, terminate for convenience any of the WORK under this CONTRACT in whole or, from time to time, in part, at any time by written notice through BECHTEL to CONTRACTOR. Such notice shall specify the extent to which the performance of the WORK is terminated and the effective date of such termination. Upon receipt of such notice CONTRACTOR shall:

        (a) Immediately discontinue the WORK on the date and to the extent specified in the notice and place no further orders or lower-tier subcontracts for materials, services, or facilities, other than as may be required for completion of such portion of the WORK that is not terminated,

        (b) Promptly obtain cancellation upon terms satisfactory to OWNER of all purchase orders, lower-tier subcontracts, rentals, or any other agreements existing for the performance of the terminated WORK or assign those agreements as directed by OWNER,

        (c) Assist BECHTEL or OWNER in the maintenance, protection, and disposition of work in progress, plant, tools, equipment, property and materials acquired by CONTRACTOR or furnished by OWNER under this CONTRACT, and

        (d) Complete performance of such portion of the WORK which is not terminated.

Upon any such termination, CONTRACTOR shall waive any claims for damages including loss of anticipated profits, on account thereof, but as the sole right and remedy of CONTRACTOR, OWNER shall pay in accordance with the following:

        (e) All amounts due and not previously paid to CONTRACTOR for WORK completed in accordance with this CONTRACT prior to such notice of termination, and for WORK thereafter completed as specified in such notice,

        (f) Reasonable administrative costs of settling and paying claims arising out of termination of WORK under lower-tier subcontracts or purchase orders,

        (g) Reasonable costs incurred in demobilization and the disposition of residual material, plant and equipment, and

        (h)  A reasonable profit on items (f) and (g) of this paragraph.

CONTRACTOR shall submit within thirty (30) calendar days after receipt of notice of termination, a proposal for an adjustment to the Total Lump Sum Price including all incurred costs described herein. BECHTEL shall review, analyze, and verify such proposal, and negotiate an equitable adjustment, and, upon agreement, the CONTRACT shall be amended in writing accordingly.


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                  Page Number 18
                                                               12 September 1994

GC-46   FINAL INSPECTION AND ACCEPTANCE

When CONTRACTOR considers the WORK, or any independently identifiable portion of the WORK under this CONTRACT to be complete and ready for acceptance, CONTRACTOR shall notify BECHTEL in writing. BECHTEL, the ARCHITECT or the STRUCTURAL ENGINEER with CONTRACTOR'S cooperation, will conduct such reviews, inspections and tests as may be reasonably required to satisfy BECHTEL and OWNER that the WORK, or identified portion of the WORK, conforms to all requirements of the CONTRACT. If all or any part of the WORK covered by CONTRACTOR'S notice does not conform to CONTRACT requirements, BECHTEL shall notify CONTRACTOR of such nonconformance and CONTRACTOR shall take corrective action in accordance with the General Condition titled "Inspection, Quality Surveillance, Rejection of Materials and Workmanship" and have the nonconforming WORK reinspected until accepted. BECHTEL'S written acceptance ("Certificate of Final Acceptance") shall be final and conclusive except with regard to latent defects, fraud or such gross mistakes as amount to fraud, or with regard to OWNER'S rights under the General Condition titled "Warranty".

GC-47   NON-WAIVER

Failure by BECHTEL or OWNER to insist upon strict performance of any terms or conditions of this CONTRACT, or failure or delay to exercise any rights or remedies provided herein or by law, or failure to properly notify CONTRACTOR in the event of breach, or the acceptance of or payment for any goods or services hereunder, or the review or failure to review designs shall not release CONTRACTOR from any of the warranties or obligations of this CONTRACT and shall not be deemed a waiver of any right of BECHTEL or OWNER to insist upon strict performance hereof or any of its rights or remedies as to any prior or subsequent default hereunder nor shall any termination of WORK under this CONTRACT by OWNER operate as a waiver of any of the terms hereof.

GC-48   SURVIVAL

The obligations imposed on CONTRACTOR which by their nature survive termination or completion of the CONTRACT, including but not limited to those General Conditions entitled "Laws and Regulations", "Taxes", "indemnity", "Patent and Copyright Indemnity", Liabilities", "Optional Termination", "Termination for Default", "Warranty", "Examination of Contractor's Records and
Accounts" and "Insurance" shall remain in full force and effect.

GC-49   TERMINATION BY CONTRACTOR

CONTRACTOR shall be entitled by a fourteen (14) calendar day prior written notice of termination given to BECHTEL and OWNER to terminate the CONTRACT on any of the following grounds:

        (a) If the whole or essential part of WORK is suspended on the written instruction of BECHTEL and permission to resume WORK is not given by BECHTEL within a period of 90 days from the date of suspension, or

        (b) if the carrying out of whole or essential part of WORK is suspended for a continuous period of 90 days or more by reason of one or more act(s) of Force Majuere or unforeseen reason, or

        (c) if OWNER fails to pay to CONTRACTOR the amount due under any Certificate of Payment within two months after the expiration of the due date, or

        (d) if OWNER improperly or fraudulently interferes with or influences or obstructs the issue of a payment Certificate, or



                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                  Page Number 19
                                                               12 September 1994

[illegible] economic dislocation, it is impossible for him to continue to meet his contractual obligations, or

      (f) if OWNER becomes bankrupt or, being a company, going into liquidation, other than for the purpose of a scheme of reconstruction or amalgamation, or

Upon expiration of the notice referred to above, CONTRACTOR shall:

      (g) immediately discontinue the WORK on the date specified in the notice and place no further orders or lower-tier subcontracts for materials, services, or facilities,

      (h) promptly obtain cancellation of all purchase orders, lower-tier subcontracts, rentals or any other agreement existing for the performance of terminated WORK or assign those agreements, if possible, to OWNER,

      (i) assist BECHTEL or OWNER in maintenance, protection and disposition of WORK in progress, plant, tools, equipment, property and materials acquired by CONTRACTOR or furnished by OWNER under this contract, and upon any such termination, OWNER shall pay in accordance with the following:

      (j) all amounts due and not previously paid to CONTRACTOR for WORK completed in accordance with this CONTRACT prior to such notice of termination, and for WORK thereafter completed which has been specifically approved by BECHTEL,

      (k) reasonable administrative costs of settling and paying claims arising out of the termination of WORK under lower-tier subcontracts or purchase orders

      (l) reasonable costs incurred in mobilization and demobilization and the disposition of residual material, plant and equipment, and

      (m)   a reasonable profit on items (k) and (l) of this paragraph.

CONTRACTOR shall submit within sixty (60) calendar days after issue of notice of termination, a proposal for an adjustment to the Total Lump Sum Price including all incurred costs described herein. BECHTEL shall review, analyze and verify such proposal, and negotiate an equitable adjustment, and, upon agreement, BECHTEL shall duly notify the result to both OWNER and CONTRACTOR and Certify the amount due to CONTRACTOR. The OWNER shall pay the amount so certified by BECHTEL within 30 days from the date of such notification by BECHTEL.

                     - - - - - - END OF EXHIBIT - - - - - -


                                                              Contract 22352-CWL
                                                                     Exhibit "A"
                                                                  Page Number 20
                                                               12 September 1994

                                                                     EXHIBIT "B"

                                                              SPECIAL CONDITIONS





























________________________________________________________________________________
                                                           EMPIRE TOWERS PROJECT

                            THK REAL ESTATE LIMITED

                             EMPIRE TOWERS PROJECT

                                  EXHIBIT "B"

                               SPECIAL CONDITIONS

                               TABLE OF CONTENTS

SC  Title                                                                   Page
--  -----                                                                   ----

 1  DEFINITIONS                                                                1
 2  INSURANCE                                                                  3
 3  BECHTEL FURNISHED DRAWINGS AND SPECIFICATIONS                              5
 4  OWNER FURNISHED UTILITIES AND FACILITIES                                   5
 5  OWNER FURNISHED MATERIALS AND EQUIPMENT                                    6
 6  OWNER FURNISHED PERMITS                                                    6
 7  CONTRACTOR FURNISHED DRAWINGS, DATA AND SAMPLES                            7
 8  COMMENCEMENT, PROSECUTION AND COMPLETION OF THE WORK                      11
 9  CONTRACT SCHEDULE                                                         11
10  TEMPORARY ACCESS AND HAUL ROADS                                           13
11  NOT USED                                                                  13
12  SAFETY, HEALTH AND SECURITY PROGRAMS                                      13
13  EXPLOSIVES                                                                15
14  ADVANCE PAYMENT AND PERFORMANCE SECURITIES                                15
15  CERTIFICATES OF PAYMENT AND PAYMENTS                                      16
16  MEASUREMENT FOR PAYMENT AND PAYMENT FOR WORK (NOT INCLUDED IN THE
    LUMP SUM PRICE BREAKDOWN AND PAY ITEMS. (SC-15)                           21
17  PRICING OF ADJUSTMENTS                                                    21
18  QUALITY ASSURANCE PROGRAM                                                 23
19  APPLICABLE LAW                                                            23
20  CONTRACT LANGUAGE                                                         23
21  NOT USED                                                                  23
22  ASSIGNMENT OF SUBCONTRACT TO CONTRACTOR                                   23
23  NONDISCLOSURE                                                             23
24  MEASUREMENT SYSTEM                                                        24
25  ARBITRATION                                                               24
26  LIQUIDATED DAMAGES AND BONUS FOR EARLY COMPLETION                         24
27  KEY PERSONNEL                                                             25
28  NOT USED                                                                  26
29  OPERATING AND MAINTENANCE INSTRUCTIONS                                    26
30  NOT USED                                                                  26
31  CONTRACTOR'S ARCHITECT AND ENGINEER                                       26
32  EXTRA WORK HOURS - OWNER, BECHTEL AND TECHNICAL REPRESENTATIVES           26

                            THK REAL ESTATE LIMITED

                             EMPIRE TOWERS PROJECT

                                  EXHIBIT "B"

                               SPECIAL CONDITIONS

SC-1  DEFINITIONS

OWNER MEANS THK REAL ESTATE LTD.
            --------------------

BECHTEL means BECHTEL INTERNATIONAL, INC. and all of its authorized
              ---------------------------
representatives acting in their professional capacities as project manager on behalf of OWNER or other project manager appointed by OWNER.


CONTRACTOR means KASION F.C. LTD., its authorized representatives, successors,
                 ----------------
and permitted assigns.


ARCHITECT means ACT Consultants Co., Ltd., as a Technical Representative of
                -------------------------
OWNER has technical responsibility for all aspects of the EMPIRE TOWERS PROJECT except for those held by STRUCTURAL ENGINEER.


STRUCTURAL ENGINEER means Wong Hobach Lau Consulting Engineers, as a Technical
                          ------------------------------------
Representative of OWNER has technical responsibility for the structure of the High-Rise portion of the EMPIRE TOWERS PROJECT.

PROJECT means the EMPIRE TOWERS PROJECT FOR OWNER, located in Bangkok, Thailand, for which the WORK under this CONTRACT is being performed.

Work means all activities required by the CONTRACT to be performed by CONTRACTOR.

JOBSITE means the site located at the southwest corner of the intersection of Klong Chaongnaoncee and Sathom Road, Bangkok, Thailand, at which location construction activity shall be performed under this CONTRACT and any other lands and places provided by OWNER for work space or any other purpose as may be specifically designated in the CONTRACT as forming part of the JOBSITE. JOBSITE shall also include CONTRACTOR'S offsite work and Storage areas used only for this PROJECT.

CONTRACT means the Contract Agreement Form and all documents listed therein at any tier.

CONTRACT SCHEDULE means the time period set forth for performance of the WORK under this CONTRACT.

                          RELATIONSHIP OF THE PARTIES

A. BECHTEL is OWNER'S representative authorized to review, direct and coordinate the performance of the WORK and the obligations of the CONTRACTOR, STRUCTURAL ENGINEER and ARCHITECT, and any third party in connection with the execution of the PROJECT and it may delegate its employees to review the WORK in progress. BECHTEL is
                                                           Contract 22352-CWL
                                                                  Exhibit "B"
                                                                Page Number 1
                                                            12 September 1994
the administrator of the application of the CONTRACT with respect to all matters except for the technical interpretation of the technical portion of the CONTRACT. BECHTEL has the authority to act on behalf of OWNER to the extent expressly provided in the CONTRACT or otherwise in writing.

BECHTEL'S duties and responsibilities with respect to CONTRACTOR'S work under the CONTRACT are, without limitation, as follows:

(1) On-site administration on construction activities and advising OWNER as to the progress of the WORK; monthly measurement and evaluation of work completed for the purpose of interim payments to CONTRACTOR and issuing the Certificate of Payment to OWNER; determination of deviations between contractual and actual CONTRACTOR performance or quality of materials and assessment of CONTRACTOR'S program status. BECHTEL shall be entitled to give to CONTRACTOR written instructions and CONTRACTOR shall comply with such instructions. The giving of such instructions and compliance therewith by CONTRACTOR shall not relieve CONTRACTOR of any of its obligations hereunder.

(2) Preparation of estimates of costs of all modification of design throughout the term of the CONTRACT, and negotiation with CONTRACTOR of any legitimate financial variation from CONTRACT Prices.

(3) Negotiation with CONTRACTOR of any financial variations claimed as a result of disruptions of CONTRACTOR'S program due to any influences specifically excluded by the CONTRACT from the CONTRACTOR'S responsibility.

(4) BECHTEL shall be responsible for monitoring the proper performance of CONTRACTOR'S means, methods, techniques, sequences and procedures according to the approved schedule and programs and will recommend to OWNER preventative and corrective measures to be taken and at the same time, notify CONTRACTOR and any third party as it deems appropriate.

B. The ARCHITECT/STRUCTURAL ENGINEER shall be OWNER'S Technical Representatives during the construction period and shall observe the WORK in progress on behalf of OWNER. Their obligations, with respect to their assigned areas of responsibility, are;

(1) Review and approval of shop drawings and material samples for conformance with the CONTRACT.

(2) Consultation with BECHTEL for the purpose of clarification and interpretation of the technical portions of the CONTRACT.

(3) Full time inspection and coordination of the WORK at the JOBSITE by CONTRACTOR to determine if the construction is in conformance with the CONTRACT

(4) Perform technical interpretation of the CONTRACT and judge all technical aspects of performance thereunder. To the extent provided in the CONTRACT, enforce performance thereof by CONTRACTOR.




                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                   Page Number 2
                                                               12 September 1994

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY AMERICAN RICE, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

SC-1 DEFINITIONS (Continued)

(5) Make decisions on all technical differences between it and CONTRACTOR and on all other matters relating to the technical aspects of the WORK. It shall be entitled to give to CONTRACTOR through BECHTEL, written instructions within the Scope of its functions, and CONTRACTOR shall comply with such instructions. The giving of such instructions and compliance therewith by CONTRACTOR shall not relieve CONTRACTOR of any of its obligations hereunder.

C. OWNER may, from time to time, have its employees or consultants on the JOBSITE during construction to observe the WORK in progress and the fulfillment of all parties' obligations. Such employees or consultants shall have no obligation or authority to direct the WORK.

SC-2     INSURANCE

A. CONTRACTOR shall, at its sole expense, maintain in effect at all times during the performance of the WORK insurance coverage with limits not less than those set forth below with insurers and under forms of policies satisfactory to BECHTEL and OWNER. CONTRACTOR shall deliver to BECHTEL no later than ten (10) calendar days after award of this CONTRACT but in any event prior to commencing WORK at the JOBSITE evidence that policies providing such coverage and limits of insurance are in full force and effect. Certificates shall provide that not less than thirty (30) calendar days advance notice will be given in writing to BECHTEL prior to cancellation, termination or material alteration of said policies of insurance. Certificates shall identify on their face the Project Name and the applicable Contract Number.

Coverage:
--------

        (1) Workers' Compensation Insurance as required by any applicable law or regulation.

        (2) Employer's Liability Insurance including a "principals" clause of not less than:

             Baht   **   each accident.

        (3) Automobile Bodily Injury and Property Damage Liability Insurance covering automobiles owned or hired by CONTRACTOR, with minimum limits as follows:

             a.  Bodily Injury           Baht  **  each occurrence
             b.  Property Damage         Baht  **  each occurrence

        (4) Aircraft and Watercraft Liability Insurance covering aircraft and watercraft owned or hired by CONTRACTOR with a minimum limit of
             Baht    **    each occurrence and including OWNER and BECHTEL as
             additional insureds thereunder, if applicable.

        (5) "All Risk" Equipment Insurance covering physical damage to all engineering office and automotive equipment owned or hired for use by CONTRACTOR in the performance of WORK, containing a waiver of right of subrogation against OWNER and BECHTEL.


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                   Page Number 3
                                                               12 September 1994

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY AMERICAN RICE, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

SC-2  INSURANCE (Continued)

B. Prior to the commencement of WORK at the JOBSITE, and without in any way limiting CONTRACTOR'S liability under this CONTRACT, OWNER shall take out, carry and maintain, or cause to be taken out, carried and maintained, during the performance of the WORK and for such additional period as hereinafter specified, the following PROJECT Insurance:

        1.      Third Party Losses and Damages

                Comprehensive Personal Injury and Property Damage Liability Insurance, excluding coverage for automobiles owned or hired by CONTRACTOR. The policy limit will be a combined single limit
                for personal injury and property damage of Baht   **   each
                occurrence, with a sublimit of Baht    **   for liability for
                collapse of any building or structure (conditionally, for any collapse resulting from vibration, removal and weakening of support caused by CONTRACT WORK), subject to a deductible of
                   **   of the amount of the claim or Baht    **   whichever is
                greater, insuring OWNER, BECHTEL and CONTRACTOR each as named insureds, including their officers, directors, employees and related entities, with a cross-liability or severability of interest clause, and covering against liabilities arising out of or in any way connected with the PROJECT, excluding personal injury claims against any insured by employees of any other insured. This insurance shall be maintained in force until twelve (12) months after Final Acceptance of Termination of WORK. This insurance shall not apply to loss of or damage to existing underground cable or other underground lines unless the insured requests the location of such cables or lines from the appropriate Public Authorities. Such coverage as does apply to underground cables or lines shall cover only physical damage and not consequential damage.

        2. Builder's Risk or Course of Construction Insurance. Builder's Risk or Course of Construction Insurance, insuring on an "All Risk" basis with a limit of not less than the full insurable replacement cost of the PROJECT subject to deductible amounts as selected by OWNER, and covering the PROJECT and all materials and equipment to be incorporated therein, including property in transit or elsewhere (other than property insured under Paragraph B(3) below) and insuring the interests of OWNER, BECHTEL and its related entities, CONTRACTOR, and Subcontractors on all tiers. Such insurance shall, subject to the policy terms and conditions, include coverage for physical damage resulting from the WORK and shall include an insurer's waiver of subrogation or right of recourse in favor of each party insured thereunder. Furthermore, such insurance shall remain in effect until the entire PROJECT is completed and accepted by OWNER and including the Warranty period following Final Acceptance or Termination of the WORK.

        3. Ocean Marine Cargo Insurance. Ocean Marine Cargo Insurance covering property comprising the PROJECT subject to ocean or air strikes, covering on a warehouse to warehouse basis with a limit equal to the maximum amount subject to any one conveyance at any time, whether under or on deck. This insurance shall insure the interests of OWNER, BECHTEL and its related entities. CONTRACTOR, and its Subcontractor at all tiers, and such other parties as may be designated by OWNER and shall include an insurer's waiver of subrogation.

                                                           Contract 22352-CWL
                                                                  Exhibit "B"
                                                                Page Number 4
                                                            12 September 1994

C. The requirements contained herein as to types and limits, as well as BECHTEL'S approval of insurance coverage to be maintained by CONTRACTOR, are not intended to and shall not in any manner limit or qualify the liabilities and obligations assumed by CONTRACTOR under this CONTRACT.

D. The Certificates of Insurance provided by CONTRACTOR must provide clear evidence that CONTRACTOR'S Insurance Policies contain the minimum limits of coverage and special provisions prescribed in this Special Condition titled "INSURANCE."

E. CONTRACTOR shall deliver the original and two (2) copies of the initial Certificate(s) of Insurance and notices of cancellation, termination and alteration of such policies to:

                Mr. Thor E. Christiansen
                Project Manager
                Bechtel International, Inc.
                Contract No. 22352-CWL

SC-3    BECHTEL-FURNISHED DRAWINGS AND SPECIFICATIONS

OWNER, through BECHTEL will furnish specifications and prints of engineering design drawings for each part of the WORK under this CONTRACT. Such drawings will give information required for the preparation of shop detail drawings by CONTRACTOR.

CONTRACTOR shall, immediately upon receipt thereof, check all specifications and drawings furnished and shall promptly notify BECHTEL of any omissions or discrepancies in such specifications or drawings.

One (1) copy of such specifications and one (1) full size reproducible copy of such drawings will be furnished to CONTRACTOR without charge. Any additional copies of such specifications and drawings will, upon CONTRACTOR'S request, be furnished to CONTRACTOR at actual cost.

All drawings listed in Exhibit "E". Drawings are a part of this CONTRACT; however, CONTRACTOR shall perform WORK only in accordance with drawings marked "Issued for Construction" (IFC). Such IFC drawings will become a part of the CONTRACT, superseding or supplementing the original "Issue for Bid" drawings. All specifications included in Exhibit "D" - SCOPE OF WORK AND SPECIFICATIONS, and issued with the CONTRACT will be considered as being in the IFC status.

SC-4    OWNER-FURNISHED UTILITIES AND FACILITIES

A. Utilities. No utilities will be furnished by OWNER to CONTRACTOR. However, the below listed utilities are available at outlets existing on the JOBSITE and CONTRACTOR shall, at its expense, arrange for the delivery by and payment to the appropriate Municipal Agency and shall extend such utilities from said outlets to points of use and at completion of all the WORK remove all materials and equipment used for such temporary extensions.

                1.      Water for construction
                2.      M.E.A. Electric power

                                                           Contract 22352-CWL
                                                                  Exhibit "B"
                                                                Page Number 5
                                                            12 September 1994

B. Facilities. The facilities listed below will be furnished by OWNER. Such facilities may be used by CONTRACTOR without charge therefore, provided that any such use will be subject to written approval of BECHTEL.

        NONE

SC-5    OWNER-FURNISHED MATERIALS AND EQUIPMENT

OWNER will furnish to CONTRACTOR, at OWNER'S warehouse or storage area, the items listed below to be incorporated into or used in performance of the WORK under this CONTRACT. Such items will be furnished, without cost to CONTRACTOR, provided that CONTRACTOR shall, at its expense, accept delivery thereof at the warehouse or storage area, load, unload, transport to points of use and care for such items until final disposition thereof. At time of acceptance of any such item from OWNER, CONTRACTOR shall sign a receipt therefor. Signing of such receipt without reservation therein shall preclude any subsequent claim by CONTRACTOR that any such items were received from OWNER in a damaged condition and with shortages. If at any time after acceptance of any such item from OWNER any such item is damaged, lost, stolen or destroyed, such item shall be repaired or replaced at the expense of CONTRACTOR. Items required to be replaced may, at its option, be furnished by OWNER. Upon completion of all the WORK under this CONTRACT, CONTRACTOR shall, at its expense, return all surplus and unused items to OWNER'S warehouse or JOBSITE storage area.

OWNER will exert every reasonable effort to make delivery of such materials and equipment so as to avoid delay in the progress of the WORK. However, should OWNER, for any reason, fail to make delivery of any such item and a delay shall result, CONTRACTOR shall be entitled to no additional compensation or damages on account of such delay. The only adjustment that will be made will be the granting of an appropriate extension of time. Materials to be furnished by OWNER are as follows:

        NONE

SC-6    OWNER-FURNISHED PERMITS

The General Condition titled "PERMITS" notwithstanding, OWNER will without cost to CONTRACTOR, furnish the permits listed below. CONTRACTOR shall, in accordance with said General Condition titled "PERMITS", provide all other permits. All such OWNER-furnished permits are available for examination at the project office of OWNER during regular business hours.

Permits to be furnished by OWNER:

     1.   Building Permit for the Service Block
                    Permit No.     sor.tor.133/34
                    Expire:        19 December 2535 (Year corresponding to 1992)
                    Extended:      07 December 2537 (Year corresponding to 1994)
                    Extended:      29 July 2538 (Year corresponding to 1995)

     2.   Building Permit for the Main Building
                    Permit No.     1257/2535
                    Expire:        29 October 2537 (Year corresponding to 1994)
                    Extended:      29 October 2538 (Year corresponding to 1995)

                                                           Contract 22352-CWL
                                                                  Exhibit "B"
                                                                Page Number 6
                                                            12 September 1994
                                                          Revised 15 May 1996

SC-7    CONTRACTOR FURNISHED SHOP DRAWINGS AND SAMPLES

Review and permission to proceed by ARCHITECT or STRUCTURAL ENGINEER as stated in this Special Condition does not constitute acceptance or approval of design details, calculations, analyses, test methods, certificates or materials developed or selected by CONTRACTOR and does not relieve CONTRACTOR from full compliance with Contractual obligations.

A. The term "shop drawings" as used herein includes fabrication, erection, layout and setting drawings, manufacturer's standard drawings, schedules, descriptive literature, catalogs and brochures; performance and test data wiring and control diagrams; and all other drawings and descriptive data pertaining to materials, equipment, piping, duct and conduit systems, and methods of constructions as may be required to show that the materials, equipment or systems and the position thereof conforms to the CONTRACT requirements. As used herein, the term "manufactured" applies to standard units usually mass produced, and "fabricated" means items specifically assembled or made out of selected materials to meet individual design requirements. Shop drawings shall establish the actual detail or all manufactured or fabricated items, indicate proper relation to adjoining work, amplify design details of mechanical and electrical equipment in proper relation to physical spaces in the structure and incorporate minor changes it design or construction to suit actual conditions.

B. The term "samples" as used herein includes: natural materials fabricated items; equipment, devices and appliances and, or parts thereof as called for in the specifications, and any other samples as may be required by the ARCHITECT/STRUCTURAL ENGINEER to determine whether the kind, quality, construction, workmanship, finish, color and other characteristics of the materials, etc., proposed by CONTRACTOR conform to the requirements of the CONTRACT. Samples shall establish the kind, quality and other required characteristics of the various parts of the work, and all WORK shall be in accordance with the accepted samples.

C. Within sixty (60) calendar days after execution of the CONTRACT, CONTRACTOR shall be required to submit to BECHTEL, ARCHITECT/STRUCTURAL ENGINEER, for their review and approval, a schedule for the submittal of Shop Drawings and Samples ("Shop Drawings and Samples Submittal Schedule"). The schedule shall indicate the date on which CONTRACTOR shall submit shop drawings and samples for each of the various items of WORK to the ARCHITECT/STRUCTURAL ENGINEER for review.

The schedule shall be directly related to the CONTRACT SCHEDULE prepared by CONTRACTOR and shall be based on the requirement that all shop drawings and samples are to be submitted to the ARCHITECT/STRUCTURAL ENGINEER within nine
(9) months after the commencement of the shop drawing review period. The schedule shall allow approximately twenty (20) days for the ARCHITECT/STRUCTURAL ENGINEER's review and additional time for resubmission of shop drawings and samples which may be unacceptable. However, CONTRACTOR shall recognize that the time required for the ARCHITECT/STRUCTURAL ENGINEER's review may vary depending upon the quantity of material submitted at any one time and the complexity of the shop drawing(s). At the time that the submittal schedule is presented, CONTRACTOR shall also submit for review its proposed format for the transmittal of shop drawings and samples and an explanation of his system for identifying shop drawings and samples.

D. CONTRACTOR shall submit all required shop drawings and samples in accordance with the approved "Shop Drawings and Samples Submittal Schedule" and with such promptness as to cause no delay in its own WORK or in that of any other Contractor or subcontractor. No


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                   Page Number 7
                                                               12 September 1994
extensions of time will be granted to CONTRACTOR because of failure to have shop drawings and samples submitted in ample time to allow for review. Each subcontractor shall submit all shop drawings, samples and manufacturers' descriptive data through CONTRACTOR. All such submissions shall be thoroughly checked by CONTRACTOR for completeness and for compliance with the CONTRACT before submittal. All shop drawings and samples shall be submitted to the ARCHITECT/STRUCTURAL ENGINEER unless otherwise directed by BECHTEL. All samples shall bear CONTRACTOR's stamp certifying that they have been checked. In checking shop drawings CONTRACTOR shall verify all dimensions and field conditions and shall check and coordinate each shop drawing with the shop drawings for the requirements of all other sections or trades whose work is related thereto and as required for proper and complete installation of the WORK. Any items submitted without CONTRACTOR's stamp, and any submission which, in the ARCHITECT/STRUCTURAL ENGINEER's opinion is incomplete, contains numerous errors or has not been checked or only checked superficially shall be returned to CONTRACTOR unchecked for resubmission.

E. The ARCHITECT/STRUCTURAL ENGINEER's review of shop drawings and samples is for the convenience of OWNER in following the WORK and it shall be recognized by the CONTRACTOR that every submittal returned to CONTRACTOR, regardless of how marked, may not actually have been reviewed in every detail and that in no event shall CONTRACTOR assume that the review is complete in every aspect. Such reviews shall not relieve CONTRACTOR, subcontractor, manufacturer, fabricator or supplier from responsibility for any deficiency that may exist or for any departures or deviations from the requirements of the CONTRACT nor shall it relieve it from responsibility for errors of any sort in shop drawings or schedules, or from the necessity of furnishing any WORK required by the CONTRACT which may have been omitted on the shop drawings. Any submission by CONTRACTOR, regardless of how stamped by CONTRACTOR and any independent investigation or review by OWNER or ARCHITECT/STRUCTURAL ENGINEER, shall not be considered a warranty by OWNER and ARCHITECT/STRUCTURAL ENGINEER that the submission and the WORK depicted are in full compliance with the requirements of the CONTRACT.

F. All shop drawings must be properly identified with the name of the project and dated, and each lot submitted must be accompanied by a letter of transmittal referring to the name of the project and to the specification section number for identification of each item. Shop drawings for each section of the WORK shall be numbered consecutively and the numbering system shall be retained throughout all revisions. Each drawing shall have a clear space for the stamps of CONTRACTOR and the ARCHITECT/STRUCTURAL ENGINEER. CONTRACTOR shall submit one (1) reproducible transparency and two (2) prints of each drawing, including fabrication, erection, layout and setting drawings, and such other drawings as required under the various sections of the specifications until final acceptance is obtained. CONTRACTOR shall also submit six (6) copies of manufacturer's descriptive data for materials, equipment and fixtures, including catalog sheets showing dimensions, performance characteristics and capacities, wiring diagrams and controls schedules and other pertinent information as required.

G. In cases where a considerable range of color, graining, texture or other characteristics may be anticipated in finished products, a sufficient number of samples of the specified materials shall be furnished to the ARCHITECT/ STRUCTURAL ENGINEER to indicate the full range of such characteristics which will be present in the finished products any such products delivered or erected without submittal and acceptance of full range samples shall be subject to rejection.



                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                   Page Number 8
                                                               12 September 1994

Except for range samples, and unless otherwise called for in the various sections of the specifications or specifically requested by the ARCHITECT/ STRUCTURAL ENGINEER before submittal, samples shall be submitted in triplicate. All samples shall be marked tagged, or otherwise properly identified with the name of CONTRACTOR, the name of the project, the purpose for which the samples are submitted and the date and shall be accompanied by a letter of transmittal containing similar information, together with the specification section number for identification of each item. Each tag or sticker shall have clear space for the stamps of CONTRACTOR and the ARCHITECT/STRUCTURAL ENGINEER. Samples of materials which are generally furnished in containers bearing the manufacturers' descriptive labels and printed application instructions shall, if not submitted in the standard containers, they must be supplied with such labels and application instructions.

H. Each submittal will be returned to CONTRACTOR stamped or marked by the ARCHITECT/STRUCTURAL ENGINEER as follows:

        CODE  ACTIVITY
        ----  --------
         1    Approved - Work may proceed.
         2    Approved as noted - Work may proceed as noted. Resubmittal is not required.
         3    Revise and Resubmit.
         4    Reviewed Only.

I. Notice to proceed with or without notations shall not be construed by CONTRACTOR as any indication that the submittal is correct or suitable or that the WORK represented by the submittal is in accordance with the CONTRACT.

J. The ARCHITECT/STRUCTURAL ENGINEER will return the shop drawing transparencies stamped with "CODE 1" or "CODE 2" to CONTRACTOR who shall be responsible for obtaining prints thereof and distributing them to the manufacturers, suppliers, subcontractors and to his supervisory staff.

K. In the case of shop drawings in the form of manufacturer's descriptive literature, catalog cuts and brochures stamped "CODE 1" or "CODE 2", the ARCHITECT/STRUCTURAL ENGINEER will return four (4) stamped copies to the CONTRACTOR who shall be responsible for distributing them to the manufacturers, suppliers, subcontractors and to his supervisory staff. If the manufacturer's descriptive literature is stamped "CODE 3" the ARCHITECT/STRUCTURAL ENGINEER will return four (4) copies to the CONTRACTOR who shall submit six (6) new copies of the required shop drawings to the ARCHITECT/STRUCTURAL ENGINEER.

L. In the case of samples stamped "CODE 1" or "CODE 2", the ARCHITECT/ STRUCTURAL ENGINEER will return one of the three (3) samples to the CONTRACTOR. If stamped "CODE 3", the ARCHITECT/STRUCTURAL ENGINEER will return two of the submitted samples and the CONTRACTOR shall resubmit three (3) new samples to the ARCHITECT/STRUCTURAL ENGINEER.

                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                   Page Number 9
                                                               12 September 1994

M.      As-Built Drawings and Specifications

        (a)     Drawings:

                (1) Progress As-Builts. During construction, CONTRACTOR shall keep a marked-up-to-date set of as-built blueline drawings on the JOBSITE as an accurate record of all deviations between WORK as shown and WORK as installed. These drawings shall be available to BECHTEL and OWNER'S Technical Representatives for inspection at any time during regular business hours.

                (2) Final As-Builts. CONTRACTOR shall at its expense and not later than thirty (30) calendar days from and after issuance of the "Certificate of Final Acceptance" and before Final Payment furnish to BECHTEL a complete set of marked-up as-built reproducible drawings with "AS-BUILT" clearly printed on each sheet. BECHTEL, without charge, will furnish CONTRACTOR with reproducible copies for mark-up by CONTRACTOR. CONTRACTOR shall accurately and neatly transfer all deviations from progress as-builts to final as-builts. As-built drawings shall be provided where specified and as required to reflect as-built conditions.

        (b)     Specifications:

                (1) Progress As-Builts. During construction, CONTRACTOR shall keep a marked-up-to-date set of as-built specifications on the JOBSITE annotated to clearly indicate all substitutions that are incorporated into the WORK. Where selection of more than one product is specified, annotation shall show which product was installed. These specifications shall be available to BECHTEL and OWNER'S Technical Representatives for inspection at any time during regular business hours.

                (2) Final As-Builts. CONTRACTOR shall at its expense and not later than thirty (30) calendar days from and after the issuance of the "Certificated of Final Acceptance" and before Final Payment furnish to BECHTEL a complete set of marked-up as-built specifications with AS-BUILT clearly printed on the cover. BECHTEL, without charge, will furnish CONTRACTOR a set of specifications for mark-up by CONTRACTOR. CONTRACTOR shall accurately and neatly transfer all annotations from progress as-builts to final as-builts.

        (c)     Endorsement:

                CONTRACTOR shall sign each final as-built drawing and the cover of the as-built specifications and shall note thereon that deviations and annotations are complete and accurate.



                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 10
                                                               12 September 1994

SC-8    COMMENCEMENT, PROSECUTION AND COMPLETION OF THE WORK

CONTRACTOR shall complete the WORK under the CONTRACT to meet the following Milestone Dates:

                                                       Days after receipt of
No.           Activity                                   Notice to Proceed
---           --------                                 ---------------------

1.            Complete Curtain Wall Installation                837



CONTRACTOR shall furnish sufficient forces, construction plant and equipment, and shall work such hours, including extra shifts and overtime operations and shall furnish such other necessities to assure the prosecution of the WORK in accordance with the CONTRACT SCHEDULE as set forth in the Special Condition below titled "CONTRACT SCHEDULE."

SC-9 CONTRACT SCHEDULE

CONTRACTOR shall, within thirty (30) calendar days of CONTRACT award and before the first progress payment is made, submit to CONTRACTOR for approval the CONTRACT SCHEDULE consisting of a detailed fabrication and construction schedule meeting the dates established in the Special Condition titled "COMMENCEMENT, PROSECUTION AND COMPLETION OF THE WORK." The CONTRACT SCHEDULE shall be based on an analysis of construction activities and sequence of operations needed for the orderly performance and completion of any separable parts of and all the WORK in accordance with this CONTRACT. The CONTRACT SCHEDULE shall be Critical Path Method (CPM) network utilizing commercially available computerized software which provides an arrow diagram and activity listing. The network diagram shall show in detail and in sequence all activities, their descriptions, durations and dependencies, necessary and required to complete the WORK and any separable parts thereof. The activity listing shall show the following information for each activity on the network diagram:

        Identification by node numbers and description
        Duration
        Earliest start and finish dates
        Latest start and finish dates
        Total float time

The CONTRACT SCHEDULE shall be complete in all respects, covering in addition to activities at the JOBSITE, off-site activities such as design, fabrication, procurement and jobsite delivery of CONTRACTOR-furnished equipment and the scheduled JOBSITE delivery dates of equipment to be furnished by OWNER, if any; the schedule shall be in sufficient detail to clearly delineate submission and review of shop drawings and samples; fabrication and delivery of materials; the installation and testing of major items; contiguous or related WORK under other contracts; and, other items critical to the WORK. The ARCHITECT/STRUCTURAL ENGINEER review activity shall be included in the CONTRACT SCHEDULE. Schedule activity durations shall generally range in duration from three (3) to fifteen (15) working days, or as deemed reasonable by BECHTEL based on complexity, and criticality of the tasks involved. An exception will be made for procurement items which shall have a duration starting with the issuance of the purchase agreement and shall include the approval of shop drawings and ending with delivery of the items to the JOBSITE. The schedule will identify work days per week and shifts per day that the CONTRACTOR intends to perform WORK. The critical path and required milestones shall be clearly identified on the CONTRACT SCHEDULE. In addition, CONTRACTOR shall submit a detailed narrative description of its plan of performing the WORK to meet the CONTRACT SCHEDULE.



                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 11
                                                               12 September 1994

CONTRACTOR shall promptly inform BECHTEL of any proposed change in the CONTRACT SCHEDULE and narrative and shall furnish BECHTEL with a revised schedule and narrative within ten (10) calendar days after approval by BECHTEL of such change. The schedule and narrative shall be kept up to date, taking into account the actual WORK progress and shall be revised, every thirty (30) calendar days or at any other time as BECHTEL may deem required. The revised schedule and narrative shall, as determined by BECHTEL, be sufficient to meet the requirements for the completion of the separable parts of any and all of the WORK as set forth in this CONTRACT. When approved by BECHTEL, the CONTRACT SCHEDULE will supersede all previous schedules and progress charts.

If requested by BECHTEL, CONTRACTOR shall prepare at its own cost, sub-networks to further analyze and clarify aspects of the CONTRACT SCHEDULE.

The updating of the detailed CONTRACT SCHEDULE shall include:

    -   Actual dates for activities started
    -   Actual dates for activities completed
    -   Physical % complete for activities in progress
    -   Remaining durations for activities in progress

If CONTRACTOR submits a CONTRACT SCHEDULE showing any critical path activity more than one (1) week late, CONTRACTOR must submit a recovery plan within five
(5) working days for approval.

                              PERFORMANCE REPORTS

CONTRACTOR shall be required to submit the following Performance Reports:

   (a) CONTRACTOR DAILY REPORT: listing all non-manual and manual personnel by craft as well as all construction equipment and facilities utilized in
        the  WORK.                                                       (DAILY)

   (b) THREE (3) WEEK CONSTRUCTION: schedule showing those activities being worked during a three (3) week period and will be reviewed at weekly
        schedule meetings with BECHTEL.                                 (WEEKLY)

   (c)  CONTRACT PHYSICAL PROGRESS REPORT: showing quantities installed as
        required by BECHTEL.                                           (MONTHLY)

   (d)  CONTRACT SCHEDULE MONTHLY UPDATE: an update of the Current CONTRACT
        SCHEDULE.                                                      (MONTHLY)

   (e)  CONTRACT PROGRESS CHART: an "S" curve and (for activities as required by
        BECHTEL) updated to show actual progress.                      (MONTHLY)

   (f)  MONTHLY STATUS REPORT: (Within ten (10) calendar days after the end of
        the month).                                                    (MONTHLY)

        The Monthly Status Report shall include, but not be limited to the following:


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 12
                                                               12 September 1994

               (1) Description of Contractors Activities during the previous period
               (2)  Schedule(s)
               (3)  Cost & Commitment Report
               (4)  Cash Flow
               (5)  Monthly Force Report
               (6)  Update Progress Chart

If CONTRACTOR fails to submit the Performance Reports and the CONTRACT SCHEDULE as stated above, BECHTEL reserves the right to withhold Progress Payments until such time as CONTRACTOR meets such requirements.

                                PROJECT MEETINGS

A. Pre-Construction Conference: Prior to commencing any WORK, a pre-construction conference will be requested by BECHTEL. In attendance will be CONTRACTOR, BECHTEL, OWNER'S Technical Representatives and others deemed by BECHTEL to be advisable. The purpose of the conference will be to determine procedures and priorities related to smooth performance of the WORK and to review items requiring clarification. Procedures for processing and distribution of documents and correspondence related to the CONTRACT will be discussed.

B. Progress Meetings: BECHTEL, CONTRACTOR, and its subcontractors, suppliers and vendors whose attendance is necessary or requested shall attend weekly progress meetings for the purpose of discussing execution of the WORK. Proceedings of the meetings will be recorded by CONTRACTOR, and after review by BECHTEL, distributed.

SC-10     TEMPORARY ACCESS AND HAUL ROADS

A. Throughout the term of this CONTRACT the main roads, highways, and motorways within the Kingdom of Thailand may be subject to heavy congestion, major construction or repair or restrictions as to use by local authorities. Notwithstanding this, CONTRACTOR shall be responsible for planning and obtaining access to its assigned work areas without impacting the CONTRACT SCHEDULE.

B. CONTRACTOR shall, at its expense, construct and maintain temporary access and haul roads as may be necessary for the proper performance of this CONTRACT. CONTRACTOR shall submit a layout of all proposed roads prior to road construction. The layout shall show widths of roads, direction of traffic, cures, surfaces, grades and related information in sufficient detail for review by BECHTEL. Roads constructed on OWNER'S land or rights-of-way shall be subject to OWNER'S approval and shall be removed, at OWNER'S discretion, at the completion of the PROJECT.

SC-11     NOT USED

SC-12     SAFETY, HEALTH AND SECURITY PROGRAMS

In performance of the WORK under this CONTRACT, CONTRACTOR, shall establish and maintain the following programs:

A. A Safety and Health Program shall be submitted in writing to BECHTHEL for review and coordination with other JOBSITE activities within thirty (30) calendar days after execution of the CONTRACT and in any event prior to commencing WORK at the




                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 13
                                                               12 September 1994

SC-12       SAFETY, HEALTH AND SECURITY PROGRAMS (Continued)

JOBSITE. Such program shall be commensurate with the WORK and shall provide:

      1. Designation of one or more qualified individuals as safety representative(s).

      2. Specific review and approval of all work plans and methods by the safety representative(s).

      3. Periodic inspection by the safety representative(s) of CONTRACTOR'S work and storage areas to assure safe conditions and practices.

      4. Immediate reporting of any and all deaths, injuries and damage to property to BECHTEL.

      5. Full cooperation in the conduct of inspections by BECHTEL, OWNER, governmental agencies and other agencies of competent jurisdiction. Copies of citation notices by such agencies shall be submitted to BECHTEL immediately upon receipt.

      6. Compliance with all applicable safety and health related laws and regulations and directives of governmental and other agencies of competent jurisdiction.

      7. Immediate correction by CONTRACTOR of any unsafe conditions or unsafe acts by its employees.

B. A Fire Prevention Program shall be submitted in writing to BECHTEL for review and coordination with other JOBSITE activities within thirty (30) calendar days of CONTRACT aware and in any event prior to commencement of WORK at the JOBSITE. Such program shall include:

      1. Restriction of burning to designated areas. No unauthorized fires shall be permitted on the JOBSITE.

      2. Assignment of fire watches, trained and equipped to prevent or control fires, for all welding and burning operations.

      3. Proper identification, storing, handling and use of inflammable material to prevent accidental ignition.

      4. Adequate fire extinguishing equipment appropriate for the operations being performed shall be provided by the CONTRACTOR and CONTRACTOR'S personnel shall be trained in the maintenance and use of such equipment.

      5.    Evacuation procedures and fire drills as required by BECHTEL.

C. A Security Program shall be submitted by CONTRACTOR in writing to BECHTEL for approval and coordination with other JOBSITE activities within thirty (30) days of execution of the CONTRACT and in any event,prior to commencing WORK at the JOBSITE. Such program shall include:

      1. Controlled access to office, warehouse, material and equipment sites.


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 14
                                                               12 September 1994

        2. Accountability procedures for the requisition and issue of materials.

        3.  Periodic security checks of all work areas assigned to CONTRACTOR.

        4.  Coordination and compliance with PROJECT security programs.

        5. Prompt reporting of incidents of loss, theft or vandalism to BECHTEL subsequently detailed in writing.

Notwithstanding any review or approval of the CONTRACTOR'S programs by BECHTEL or OWNER as required herein, CONTRACTOR is responsible for maintaining proper and effective safety, fire prevention, and security conditions at all times at the JOBSITE.

SC-13  EXPLOSIVES

Explosives shall be transported to the JOBSITE only when required to perform the WORK under this CONTRACT. CONTRACTOR shall be responsible for properly purchasing, transporting, storing, safeguarding, handling and using explosives required to perform the WORK under this CONTRACT. CONTRACTOR shall employ competent and qualified personnel for the use of explosives and shall assume full responsibilities for the cost of any incidental or consequential damages caused by the improper use of explosives. Residual surplus explosives shall be promptly removed from the JOBSITE and properly disposed of by CONTRACTOR.

SC-14  ADVANCE PAYMENT AND PERFORMANCE SECURITIES

A. CONTRACTOR shall, upon execution of this CONTRACT and receipt of the Advance Payment, furnish to OWNER through BECHTEL the following security:

    For Advance Payment, CONTRACTOR shall provide an unconditional and irrevocable Bank Guarantee in an amount equal to 100% of the advance payment amount which will be valid until full liquidation of the advance payment in accordance with the terms of this CONTRACT.

B. CONTRACTOR shall, within ten (10) calendar days after execution of this CONTRACT, furnish to OWNER through BECHTEL the following security:

    For Performance in accordance with the terms of this CONTRACT, CONTRACTOR shall provide an unconditional and irrevocable Bank Guarantee for performance of the WORK under this CONTRACT. Such security shall be in an amount equal to 10% of the Total Lump Sum Price and shall be valid through the Warranty period as defined in the General Condition titled "WARRANTY". CONTRACTOR shall vary the value of this security as necessary and called for by the issuing bank to equal all CONTRACT changes made pursuant to the General Condition titled "CHANGES". Upon Issuance of the "Certificate of Final Acceptance" for the PROJECT, BECHTEL may approve the reduction of the value of the Performance Security for the period of Warranty.

Such securities shall be issued in a form and by a bank acceptable to OWNER.


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 15
                                                               12 September 1994

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY AMERICAN RICE, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

SC-15  CERTIFICATES OF PAYMENT AND PAYMENTS

A. ADVANCE PAYMENT - An advance payment of five percent (5%) of the Total Lump Sum Price shall be paid to the CONTRACTOR upon the effective date of the CONTRACT. Such sum shall be paid against an unconditional and irrevocable Bank Guarantee submitted to OWNER in Thai Baht issued by a Bank approved by OWNER in a form and substance acceptable to OWNER and valid for the duration of the period for which the advance payment is outstanding. The reimbursement of the Advance Payment to OWNER shall be made on a prorata basis, starting with the first monthly Progress Payment and ending upon the issuance of the Certificate of Final Acceptance. The value of the Letter of Credit shall be reduced in accordance with the amounts recovered by OWNER as and when effected.

B. PROGRESS PAYMENTS - PERMANENT WORK - Exhibit "C", Appendix A-1, "Lump Sum Price Breakdown and Pay Items" shall be used as the basis for the CONTRACTOR's Monthly Payment Requisitions which shall be prepared in accordance with he format outlined under Paragraph E. herein.

CONTRACTOR shall make all surveys necessary for determining the value of the Monthly Payment Requisitions in accordance with Exhibit "C", Appendix A-1, "Lump Sum Price Breakdown and Pay Items". Copies of field notes, computations and other records made by CONTRACTOR for the purpose of determining quantities shall be furnished to BECHTEL upon request. CONTRACTOR shall notify BECHTEL prior to the time such surveys are made. BECHTEL, at its discretion, may arrange to have its representative witness and verify all surveys made by CONTRACTOR for determining quantities of WORK to be paid for as Progress Payments.

At the end of each month the CONTRACTOR shall submit to BECHTEL a detailed statement, based upon the above described survey, in an approved form, showing the estimated value (quantity of units x unit rate = total) of the Permanent Work executed up to the end of the month. If, in the opinion of BECHTEL, such value is justified, BECHTEL will issue a Certificate of Payment to OWNER.

CONTRACTOR will be paid monthly, on the Certificate of Payment, the amount due for the above described method of determining the value of the Permanent Work executed up to the end of the previous month together with any agreed upon of estimated values of unused materials for Permanent Work (at the invoiced price or at an agreed upon amount) delivered and stored in an approved manner by CONTRACTOR to the JOBSITE.

C. PROGRESS PAYMENTS - PRELIMINARIES - The amount of the Preliminaries (General Conditions) requested by CONTRACTOR shall, as mutually agreed upon between CONTRACTOR and BECHTEL and approved by OWNER, be paid on equal monthly installments starting from the first month of the mobilization period and will be adjusted according to the forecasted final CONTRACT completion date.

D. RETENTION - All payments to CONTRACTOR are subject to a retention of ** of the said amount(s), until the total amount of retained money shall reach the equivalent of ** of the Total Lump Sum Price which then shall be considered the "Limit of Retention Money". Thereafter, and in lieu of retentions on subsequent payments CONTRACTOR shall provide OWNER with an irrevocable, unconditional Bank Guarantee issued by a Bank approved by OWNER and in a form and substance acceptable to OWNER, equal to ** of each monthly




                                                            Contract 22352-CWL
                                                                   Exhibit "B"
                                                                Page Number 16
                                                             12 September 1994

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY AMERICAN RICE, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

SC-15   CERTIFICATES OF PAYMENT AND PAYMENTS (Continued)

payment totaling in the aggregate at completion an additional ** of the Total Lump Sum Price. Upon receipt of BECHTEL's "Certificate of Final Acceptance" in accordance with the General Condition titled "Final Inspection and Acceptance", OWNER shall remit to CONTRACTOR the retention amounts corresponding to each component for which a Certificate of Final Acceptance has been issued and shall also reduce the aforesaid bank guarantee by the corresponding portion provided that CONTRACTOR shall submit to OWNER a replacement irrevocable unconditional Bank Guarantee in the same form and source as the original, in the amount of ** of the total value of the relevant Component. Said Bank Guarantee(s) shall remain in force until expiration of the full 12 month Period of Warranty as defined under the General Condition titled "Warranty", herein. Provided further that in the event of different Warranty periods having become applicable to different Components of the WORK pursuant to the General condition titled "Warranty", the expression "expiration of the full 12 month Warranty Period" shall for the purpose of this Clause be deemed to mean the expiration of each corresponding period. Provided always that if at such time there shall remain to be executed by the CONTRACTOR any WORK ordered during such period(s). OWNER shall be entitled to retain an amount of the "Retention Money" or bond corresponding, in the opinion of BECHTEL, to the value of the remaining WORK to be executed until such WORK has been completed to the satisfaction of BECHTEL.

E. PAYMENT -- The Amount Due the CONTRACTOR as aforesaid shall be the summation of the following:

      1. The value of the Permanent Work executed at the JOBSITE and forming part of the WORK, and

      2.    Monthly installments for Preliminaries, and

      3. The value of the materials and goods delivered upon the JOBSITE for use in the Permanent Works, provided that they are reasonably and properly stored and/or protected against weather or other casualties, and

      4. The value of imported materials in shipment against signed Shipping Documents in the name of OWNER and any other reasonable safeguards and insured to OWNER's name in amounts imposed by OWNER, (payments will be made by OWNER on imported material shipments against shipping documents provided that the goods are insured warehouse-to-warehouse), and

      5. The addition or reduction for any other amounts payable to or allowed by the CONTRACTOR under the terms of the Contract Documents, and

      6. The deduction of repayment of advance payment in accordance with Paragraph A. hereof, and

      7. The deduction of retentions in accordance with Paragraph D, hereof, and

      8. The deduction of any Backcharges against the CONTRACTOR as determined by BECHTEL.

      9. The deduction of the amount of all previous payment certified under the CONTRACT.


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 17
                                                               12 September 1994

Payment shall be made by OWNER within thirty (30) calendar days after BECHTEL'S Certificate of Payment has been delivered to OWNER, but not later than forty five (45) calendar days after CONTRACTOR has delivered to BECHTEL his formal request for payment.

CONTRACTOR shall submit monthly and the final invoices in original and two (2) copies to:

                     Thor E. Christiansen
                     Project Manager
                     Bechtel International, Inc.
                     Contract No. 22352-CWL


BECHTEL may, by any Certificate of Payment, make any correction or modification in any previous certificate which it has issued, and shall have power to withhold any certificate if the WORK, or any part thereof, are not being carried out to BECHTEL'S satisfaction.

The payment of all monies due to the CONTRACTOR under the provision of this Clause shall be in Thai Baht as prescribed in the CONTRACT.

If the CONTRACTOR is not paid the amount due within 30 days after certification for payment by BECHTEL but not later than 45 days after the delivery of the formal request for payment to BECHTEL by CONTRACTOR, interest on the certified amount due shall become due and payable by OWNER to CONTRACTOR at a rate of the Minimum Lending Rate (MLR) of Bangkok Bank Co., Ltd. plus two percent (+2%) on a daily basis upon all certified amount unpaid, from the date by which the same should have been paid.

Without prejudice to the CONTRACTOR'S entitlement to the payment of interest, as set out above, or to terminate the CONTRACT, as set out below, if OWNER fails to pay CONTRACTOR the amount due under any certificate of payment CONTRACTOR may, after 7 days from the date of such failure to pay, give OWNER and BECHTEL, 7 days notice of CONTRACTORS intention to suspend or reduce the rate of WORK. If OWNER has still failed to pay within such 14 day period and CONTRACTOR has given notice, CONTRACTOR may forthwith suspend or reduce the rate of WORK. CONTRACTOR shall agree with BECHTEL the "measures necessary to make and maintain WORK in a safe and secure manner, and the costs of all such actions, as well as such other costs may be incurred by CONTRACTOR due to such suspension or reduction in the rate of WORK, shall be agreed by BECHTEL for payment. BECHTEL shall also grant an extension of time to cover any delays resulting from such suspension or reduction in the rate of the WORK. Should OWNER make payment of all monies due to CONTRACTOR, CONTRACTOR shall forthwith resume the work.

If any payment is delayed by more than two months, CONTRACTOR may at any time, without prejudice to any other rights or remedies, and after giving BECHTEL and OWNER 14 days written notice, terminates the CONTRACT.

If the CONTRACT is terminated as aforesaid. CONTRACTOR shall be paid by OWNER for all work executed prior to the date of termination in accordance with the CONTRACT and BECHTEL shall determine the amount of additional payment due to CONTRACTOR as a result of all and any costs caused to CONTRACTOR by such termination of the CONTRACT, in accordance with the principles set out in Clause GC-49 TERMINATION BY CONTRACTOR.



                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 18
                                                               12 September 1994

F. COMPLETION OF WARRANTY CERTIFICATE - The WORK shall not be considered as completed until a Completion of Warranty Certificate(s) covering each material, equipment or system for which CONTRACTOR is required by the CONTRACT to provide a "Period of Warranty" shall have been signed by BECHTEL stating that WORK has been completed and maintained to its satisfaction. The Completion of Warranty Certificate(s) shall be given by BECHTEL thirty (30) days after the expiration of the Period of Warranty (or if different Periods of Warranty shall become applicable to each Component of the WORK the expiration of each corresponding period), or as soon thereafter as any WORK ordered during such period pursuant to General Conditions titled "Warranty" and "Final Inspection and Acceptance" hereof shall have been completed to the satisfaction of BECHTEL and full effect shall be given to this Clause notwithstanding any previous entry on WORK or the taking possession, working, or using thereof, or any part thereof by Owner. Provided always that the issuance of Completion of Warranty Certificate(s) by BECHTEL shall not be a condition to allow the cancellation of CONTRACTOR's Bank Guarantee(s) or any portion thereof. Such Bank Guarantees or portions thereof may only be canceled after CONTRACTOR has received written approval from OWNER to do so, and such approval shall not be unreasonably withheld by OWNER, and is to be released within fourteen (14) days from OWNER having received BECHTEL's "Completion of Warranty Certificate(s)."

No certificate other than the "Completion of Warranty Certificates" shall be deemed to constitute approval of any WORK or other matter in respect of which it is issued, or shall be taken as an admission of the due performance of the CONTRACT, or any part thereof, or of the accuracy of any claim or demand made by CONTRACTOR, or of additional or varied WORK having been ordered by BECHTEL, nor shall any other certificate conclude or prejudice any of the powers of BECHTEL or OWNER.

G. RELEASES - Where required by BECHTEL and as a condition to the making of any progress payment to CONTRACTOR, CONTRACTOR shall submit satisfactory evidence demonstrating that CONTRACTOR has made payments to suppliers, subcontractors, or other persons, firms or corporations in respect of whose supplies or work is related to the performance of WORK for which previous progress payments have been requested.

Any amounts otherwise payable under this CONTRACT may be withheld with reasonable prior notice by BECHTEL, in whole or in part, if:

     1. A substantiated claim by a supplier, subcontractor, or other persons, firms or corporations, in respect of whose supplies or work is related to the performance of WORK for which previous progress payments have been made to CONTRACTOR, but where CONTRACTOR has, for no good reason, not made due and appropriate payment to such supplier, subcontractor, or other persons, firms or corporations.

     2. CONTRACTOR is in default of any CONTRACT condition as determined by BECHTEL, including without limitation, the CONTRACT SCHEDULE, quality or safety requirements, of which CONTRACTOR has been notified to remedy and for which CONTRACTOR has not furnished satisfactory evidence that such default has been remedied.

     3. CONTRACTOR has failed to deliver any item which is required to be delivered by CONTRACTOR under this CONTRACT.



                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 19
                                                               12 September 1994

OWNER will pay such withheld payments within 30 days after CONTRACTOR furnishes satisfactory evidence that it has paid, satisfied or discharged any claim of BECHTEL, OWNER, or third parties against CONTRACTOR arising out of or in any way connected with this CONTRACT, or after CONTRACTOR cures all defaults, as verified by BECHTEL, in the performance of this CONTRACT.

If claims filed against CONTRACTOR connected with performance under this CONTRACT are not promptly removed by CONTRACTOR after receipt of written notice from BECHTEL to do so, BECHTEL may remove such claims and deduct all costs in connection with such removal from any or all Certificates of Payments which may become due. If the amount of such withheld payment or other monies due CONTRACTOR under this CONTRACT is insufficient to meet such costs, or if any claim against CONTRACTOR is discharged by BECHTEL or OWNER after final payment is made, CONTRACTOR and its surety or sureties, if any, shall promptly pay OWNER all costs incurred thereby regardless of when such claim arose or whether such claim imposed a lien upon the PROJECT or the real property upon which the PROJECT is situated.

In the event a lien is filed, CONTRACTOR shall remove the lien, or see that it is removed or shall furnish a bond for the full amount thereof within fourteen
(14) calendar days of notice by BECHTEL. CONTRACTOR shall obtain for itself legally effective waivers of lien and furnish same to BECHTEL with each application for payment. Failure to comply with the foregoing requirements shall constitute grounds for termination of this CONTRACT in accordance with the General Condition titled "TERMINATION FOR DEFAULT."

Upon receipt by CONTRACTOR of BECHTEL's written "Certificate of Final Acceptance" under this CONTRACT, CONTRACTOR shall prepare in writing for BECHTEL's approval of the amount and value of all WORK satisfactorily completed under this CONTRACT. Upon BECHTEL's approval CONTRACTOR shall prepare and submit its final invoice. Unless otherwise specified by applicable law, OWNER shall, within sixty (60) calendar days following the "Certificate of Final Acceptance" and after submittal of such invoice, pay to CONTRACTOR the amount then remaining due, less any amount as deemed appropriate by BECHTEL to provide for any Warranty item which may arise before the completion of the Warranty period, provided that, CONTRACTOR shall have furnished BECHTEL and OWNER for itself, its subcontractors, immediate and remote, and all material suppliers, vendors, laborers and other parties acting through or under it, waivers and releases of all claims against BECHTEL or OWNER arising under or by virtue of this CONTRACT, except such claims, if any, as may with the consent of BECHTEL and OWNER be specifically excepted by CONTRACTOR from the operation of the release in stated amounts to be set forth therein.

No payments of invoices or portions thereof shall at any time constitute approval or acceptance of WORK under this CONTRACT, nor be considered to be a waiver by BECHTEL or OWNER of any of the terms of this CONTRACT. In addition, title to all material and equipment for which payment has been made, whether or not the same has been incorporated in the WORK, and title to all completed WORK whether paid for or not, shall vest in OWNER, and in any case shall not be part of CONTRACTOR's property or estate in the event CONTRACTOR is adjudged bankrupt or makes a general assignment for the benefit of creditors, or if a receiver is appointed on account of CONTRACTOR's insolvency.




                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 20
                                                               12 September 1994

Notwithstanding any other provision of this CONTRACT, if CONTRACTOR indents to claim any additional payment pursuant to any provision of this CONTRACT or otherwise, CONTRACTOR shall give notice of his intention to BECHTEL immediately and in any event within ten (10) calendar days after the event giving rise to the claim becomes known to CONTRACTOR, failing which CONTRACTOR shall not be entitled to make such claim.

SC-16 MEASURE FOR PAYMENT AND PAYMENT FOR WORK (NOT INCLUDED IN THE LUMP SUM PRICE BREAKDOWN AND PAY ITEMS. (SC-15))

In the event that any part or parts of the WORK are not covered in the "Lump Sum Price Breakdown and Pay Items" as defined in SC-15 and need to be measured for monthly Progress Payments or Changes, BECHTEL will give notice to CONTRACTOR or its representative who shall attend or send a qualified representative to assist in making such measurements and shall furnish all the particulars required by either of them. Should CONTRACTOR not attend, or neglect, or omit to send such representative then the measurement made by or on behalf of BECHTEL or approved by BECHTEL, shall be taken to be the correct measurement of the WORK.

For purpose of measuring such Permanent Work as is to be measured by records and drawings, BECHTEL shall prepare records and drawings month by month of such WORK and CONTRACTOR, as and when called upon to do so, shall within five (5) Calendar days attend to examine and agree such records and drawings with BECHTEL and shall sign the same when so agreed and if CONTRACTOR does not so attend to examine and agree with any such records and drawings, they shall be taken to be correct. If after examination of such records and drawings CONTRACTOR does not agree with the same or does not sign the same as agreed, they shall nevertheless be taken to be correct unless CONTRACTOR shall within five (5) Calendar days of such examination lodge with BECHTEL for decision by BECHTEL a notice in writing of the respects in which such records and drawings are claimed by it to be incorrect. The decision of BECHTEL shall be final.

For the preparing of interim Certificates of Payment and Changes only, the WORK may be measured net, notwithstanding any general or local custom, except where otherwise specifically described or prescribed in the CONTRACT.

SC-17    PRICING OF ADJUSTMENTS

A. BECHTEL shall determine the amount (if any), which in its opinion should be added to or deducted from the Total Lump Sum Price named in this CONTRACT in respect of any extra or additional WORK done or WORK omitted by a Change Notice issued pursuant to General Condition titled "Changes".

B. The value of any additional WORK or WORK omitted shall be determined by applying unit prices included in Exhibit "C", Appendix A-2, "Prices for Changes and Contractor's Detailed Bill of Quantities".

C. If the unit prices defined in Paragraph B. above are not applicable, the value will be determined in one of the following ways:

   1. By estimate and acceptance in a lump sum based on quantity breakdown hereinafter described.

   2. By actual cost incurred and percentage, or by actual cost incurred and a fixed fee.


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 21
                                                               12 September 1994

Regarding Items 1. and 2. above, in the case of a disagreement of the value of the additional WORK or WORK omitted, CONTRACTOR shall notify BECHTEL in writing of its reasons for the disagreement. If, after examination by BECHTEL, the value of such work is still in dispute, CONTRACTOR shall proceed with the WORK but shall have the right to refer the matter to arbitration.

D. Itemized proposals for Changes in the WORK according to C1. and C2. herein shall be accompanied by a breakdown showing CONTRACTOR'S estimated labor and materials (itemized as to type, size, quantity and unit of measurement) in their actual amounts before computation of overhead and profit.

E. In a Change involving both deductions and addition, including relocation of WORK or substitution of one material for another, such deductions and additions shall be balanced before computation of overhead and profit.

F. BECHTEL, may, if in its opinion it is necessary or desirable, order in writing that additional or substituted WORK shall be executed on a "Time and Material" basis, CONTRACTOR shall then be paid for that WORK scheduled and agreed upon between BECHTEL and CONTRACTOR.

CONTRACTOR shall submit to BECHTEL such payroll records, receipts or other vouchers as may be necessary to prove the amounts to be paid, and before ordering materials shall submit to BECHTEL quotations for the same for approval.

In respect of all WORK executed on a Time and Material basis, CONTRACTOR shall during the continuance of such WORK, deliver each day to BECHTEL an exact list, in duplicate, of the names, occupation and time of all workmen employed on such WORK and a statement, also in duplicate, showing the description and quantity of all materials and plant used thereon, or therefor, (other than plant which is included in the percentage addition). One copy of each list and statement will, when agreed, be signed by BECHTEL and returned to CONTRACTOR.

At the end of each month CONTRACTOR shall deliver to BECHTEL a priced statement of the labor, material, and plant, (except as aforesaid), used, and CONTRACTOR shall not be entitled to any payment unless such list and statements have been fully and punctually rendered.

G. CONTRACTOR shall send to BECHTEL once each month an account giving particulars (as full and detailed as possible), of all claims for additional expense to which CONTRACTOR may consider itself entitled, and of all extra or additional WORK ordered by OWNER or BECHTEL which it has executed during the preceding month. No claim for payment for any such WORK will be considered which is not submitted with full justification and support. CONTRACTOR is not entitled to any extra cost due to extension of time for Changes not exceeding twenty percent (20%) of the quantities included in the items listed in the summary of the Bill of Quantities. OWNER is not obligated to meet any claim for extra payment for which prior notification was not provided to BECHTEL in writing by CONTRACTOR within one month of the occurrence of the event giving rise to such claim, or within one month of the date on which CONTRACTOR should first have become aware of such occurrence, (if later).


                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 22
                                                               12 September 1994

SC-18     QUALITY ASSURANCE PROGRAM

Within thirty (30) calendar days of CONTRACT award and in any event prior to commencing WORK at the JOBSITE, CONTRACTOR shall submit a Quality Assurance Program for approval consisting of the following documents:

     (a)  Quality Assurance Manual
     (b)  Project Quality Assurance Plan.

This plan shall cover the flow and distribution of correspondence, requests for information, procedural direction, specific technical instructions, controls instituted to assure the quality of the WORK and the documenting of any other significant quality activities.

The quality assurance plan shall reflect the interfaces between BECHTEL, OWNER, CONTRACTOR and other relevant organizational entities. It shall contain all appropriate interface control instructions. The plan shall be updated as necessary during the CONTRACT to reflect any changes in plan.

The quality assurance plan shall provide for the issuance of a "stop work" order by the CONTRACTOR, BECHTEL or OWNER at any time during the WORK when significant adverse quality trends and/or deviations from the approved Quality Assurance Program are found.

SC-19     APPLICABLE LAW

This CONTRACT shall be interpreted under and governed by the laws of the Kingdom of Thailand.

SC-20     CONTRACT LANGUAGE

All written correspondence in any way related to this CONTRACT shall be in the English language. CONTRACTOR shall ensure that each manager, superintendent, or supervisor is either fluent in both written and spoken English and that, at a minimum, one English speaking superintendent is at the WORK Site whenever work is being performed.

SC-21     NOT USED

SC-22     ASSIGNMENT OF SUBCONTRACT TO CONTRACTOR

OWNER and BECHTEL may elect to assign this CONTRACT to others. In this event, and as deemed appropriate by OWNER and BECHTEL, CONTRACTOR will be directed to execute an appropriate Subcontract and to perform this WORK under the direction of the General Construction Contractor.

SC-23     NONDISCLOSURE

CONTRACTOR agrees not to divugle to third parties, without the written consent of BECHTEL or OWNER, any information obtained from or through BECHTEL or OWNER in connection with the performance of this CONTRACT unless:

          (a) The information is known to CONTRACTOR prior to obtaining the same from BECHTEL or OWNER;

          (b) The information is, at the time of disclosure by CONTRACTOR, then in the public domain; or




                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 23
                                                               12 September 1994

        (c) The information obtained by CONTRACTOR from a third party who did not receive same, directly or indirectly from BECHTEL or OWNER and who has no obligation of secrecy with respect thereto.

CONTRACTOR further agrees that it will not, without the prior written consent of BECHTEL or OWNER, disclose to any third party any information developed or obtained by CONTRACTOR in the performance of this CONTRACT except to the extent that such information falls within one of the categories described in (a), (b) or (c) above.

If so requested by BECHTEL or OWNER, CONTRACTOR further agrees to require its employees to execute a nondisclosure agreement prior to performing any WORK under this CONTRACT.

SC-24   MEASUREMENT SYSTEM

CONTRACTOR shall use the Metric (SI) system of measurement for all designs, specifications, drawings, plans and WORK except as otherwise directed in writing by BECHTEL.

SC-25   ARBITRATION

Any controversy or claim arising out of or relating to this CONTRACT or the breach thereof shall, at the written request of a party delivered to the other party not less than thirty days in advance of the date of such submittal, be submitted to arbitration in accordance with the Rules, then obtaining, of the International Chamber of Commerce. The award rendered by the arbitrator(s) shall be binding upon the parties without appeal. The site of such arbitration shall be Bangkok, Thailand. Arbitration shall be conducted in the English language. Judgment upon such award may be entered in any court having jurisdiction thereof or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the party seeking to enforce such award may elect. Each party shall bear its own expenses of arbitration and any costs paid to the International Chamber of Commerce shall be shared equally by the parties.

SC-26   LIQUIDATED DAMAGES AND BONUS FOR EARLY COMPLETION

The parties hereby agree that the damages which OWNER will sustain as a result of CONTRACTOR'S failure to complete the PROJECT or any of its components as prescribed in this CONTRACT are difficult or impossible to determine with certainty and, therefore, have in good faith estimated as fair compensation (and not as a penalty) the liquidated damages as set forth below. If CONTRACTOR fails to complete the WORK by the time specified in Special Condition entitled "Commencement, Prosecution and Completion of the Work" for the milestones titled "Final testing and Commissioning (High Block)" and "Final testing and Commissioning (Low Block)" considering any extensions evidenced by a duly executed Contract Amendment, CONTRACTOR shall pay to OWNER liquidated damages for such default:

        For each calendar week or part of a week of delay which shall elapse between the prescribed completion date and the actual date of completion an amount of 0.4% (four per one thousand) of value of the entire component of the PROJECT or a portion thereof which OWNER deems unsuitable for its intended use even if caused by an uncompleted or unacceptable part that is less than the value of the affected component or portion, and this amount plus reimbursement to OWNER for its, BECHTEL's or OWNER's Technical Representatives additional staff salaries, overtime and doubleshift costs and any additional costs, including but not limited to cost of suppliers and other contractors related thereto, shall be deducted from any monies due or to become due CONTRACTOR.

                                                           Contract 22352-CWL
                                                                  Exhibit "B"
                                                               Page Number 24
                                                            12 September 1994

The amount of the liquidated damages and other reimbursements related thereto as provided for in this Clause shall not exceed twelve percent (12%) of the value of the uncompleted or the unacceptable portion of the WORK.

If, before the completion of the whole of the WORK, any of the components of the WORK has been certified by BECHTEL as completed, pursuant to General Condition titled "Final Inspection and Acceptance", or occupied or used by OWNER, the liquidated damages for delay shall, for any period of delay after such certification, be reduced in the proportion which the value of the component so certified bears to the value of the whole of the WORK.

OWNER may without prejudice to any other method of recovery and without the need for judicial proceedings deduct the amount of Liquidated Damages from any monies in its possession due or which may become due to CONTRACTOR under this CONTRACT, or any other CONTRACT between OWNER and CONTRACTOR. No prior notice shall be required for the application of Liquidated Damages and they shall become due and payable by the mere event of delay. The payment or deduction of such damages shall not relieve CONTRACTOR from its obligation to complete the WORK or from any other of its obligations and liabilities. Nothing in this Clause shall operate to restrict any other rights and remedies available to OWNER at law or under the CONTRACT.

If CONTRACTOR shall complete the WORK in advance of the time(s) prescribed by CONTRACT, or approved time extensions thereto, OWNER shall pay CONTRACTOR as follows:

        For each calendar week of early completion, an amount equal to 0.1% (one per one thousand) of the value of the WORK completed and suitable for acceptance by OWNER. The bonus for early completion shall not exceed two point five percent (2.5%) of the value of that part of the WORK which is completed early.

Such bonus for Early Completion of the WORK shall only apply to the completion of entire components of the PROJECT specified in this CONTRACT and OWNER'S use of components of the PROJECT as defined in the General Condition titled "Use of Completed Portions of Work", shall not constitute Early Completion under the meaning of this Clause.

SC-27  KEY PERSONNEL

CONTRACTOR shall not reassign or remove the key personnel listed below without the prior written authorization of BECHTEL.

             Name                             Title/Position
             ----                             --------------

        Joanne L. Bottger               Project Manager
        Alford Siu Keung, Lam           Construction Manager
        Walter J. Murphy                General Field Superintendent
        Robert L. Shilts                Project Superintendent

SC-28  NOT USED



                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 25
                                                               12 September 1994

SC-29  OPERATING AND MAINTENANCE INSTRUCTIONS

A. Prior to the issuance of the Certificate of Final Acceptance by BECHTEL, and as a condition of the acceptance of the work by BECHTEL, CONTRACTOR shall submit to BECHTEL five (5) copies of operating and maintenance instructions, spare parts lists, additional copies of equipment or systems shop drawings, wiring and control diagrams and other similar information as necessary to clearly describe the operations and maintenance of each item of operating equipment and apparatus furnished under the CONTRACT. Such data shall be assembled in heavy duty hard cover loose leaf binders, indexed by division of work and type and location of equipment within the building. Manuals shall be delivered to BECHTEL in suitable transfer cases labeled to indicate each division of work contained therein.

B. CONTRACTOR shall allow for and pay all costs in connection with the training of OWNER'S employees in connection with the operation and maintenance of certain parts of the Works as set out below, provided always that OWNER shall be responsible for the safety of his employees.

        1.  All operating mechanical and electrical equipment and systems.

        2.  Other items called for in the technical specifications.

SC-30  NOT USED

SC-31  CONTRACTOR'S ARCHITECT AND ENGINEER

Prior to commencement of work, CONTRACTOR shall employ one qualified engineer and one qualified architect who have Thai engineering/architectural professional licenses. They shall assume professional responsibility for the construction work of the PROJECT done by CONTRACTOR to ensure that all activities at the JOBSITE are in full compliance with all local regulations and restrictions. CONTRACTOR shall register its engineer and architect's names at Bangkok Metropolitan Administration (BMA) Office for the whole duration of WORK under this CONTRACT.

SC-32  EXTRA WORK HOURS - OWNER, BECHTEL AND TECHNICDAL REPRESENTATIVES

CONTRACTOR shall schedule all WORK to be performed during normal daytime working hours and during the normal work week. None of the WORK shall be performed on Sundays, legal Holidays or during the night without the prior written permission of BECHTEL, except when the WORK is absolutely necessary or the saving of life or property or for the Safety of the WORK in the latter event, CONTRACTOR shall immediately notify BECHTEL and the ARCHITECT/STRUCTURAL ENGINEER.

Permission by BECHTEL to allow CONTRACTOR to perform WORK on Sundays, legal Holidays or during the night shall be contingent upon CONTRACTOR agreeing to reimburse OWNER, BECHTEL and the ARCHITECT/STRUCTURAL ENGINEER for their overtime or doubleshift staff costs and any other additional costs related thereto all of which shall be deducted by BECHTEL from any monies due CONTRACTOR.



                                                              Contract 22352-CWL
                                                                     Exhibit "B"
                                                                  Page Number 26
                                                               12 September 1994

                                                                     EXHIBIT "C"

                                                    QUANTITIES, PRICING AND DATA


























________________________________________________________________________________
                                                           EMPIRE TOWERS PROJECT

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY AMERICAN RICE, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

                            THK REAL ESTATE LIMITED

                             EMPIRE TOWERS PROJECT

                                  EXHIBIT "C"

                         QUANTITIES, PRICES AND PAYMENT

1.      WORK TO BE PERFORMED

        CONTRACTOR shall furnish all plant; labor; materials; tools; supplies; equipment; transportation; supervision; technical, professional and other services; and shall perform all operations necessary and required to satisfactorily furnish and install the curtain wall system for the Empire Towers office buildings and all appurtenant structures, facilities and works strictly in accordance with all requirements of this CONTRACT.

2.      TOTAL LUMP SUM PRICE

        The Total Lump Sum Price (exclusive of Thai Value Added Taxes - VAT) for performing all work is Baht ** . The breakdown of this Lump Sum Price against pay items is detailed in Appendix A-1, entitled "Total Lump Sum Price Breakdown and Pay Items", which is by this reference incorporated into this CONTRACT.

        All prices are fixed for the duration of the CONTRACT and are not subject to escalation for any cause. Payment of the Total Lump Sum Price shall constitute full payment for performance of the WORK and covers all costs of whatever nature incurred by CONTRACTOR in accomplishing the WORK in accordance with the provisions of the CONTRACT.

3.      PRICES FOR CHANGE

        CONTRACTOR will submit its detailed Bill of Quantities, Appendix A-2, "Prices for Changes and Contractors Detailed BOQ", within sixty (60) days of Contract Award, which will be, upon approval by BECHTEL and by this reference, incorporated into this CONTRACT.

        Prices for changes and CONTRACTORS Detailed Bill of Quantities (BOQ), represent a basis for determining the full and complete compensation due for additional work or credit due for deleted work. Prices are inclusive of all costs including but not limited to labor, material, services, overhead, all other costs whether direct or indirect and profit. The CONTRACTOR'S Bill of Quantities (BOQ) shall be the basis for pricing changes in accordance with the General Conditions entitled "Changes" and the Special Condition entitled "Pricing of Adjustment".

4.      PAYMENT

        Payment in accordance with Appendix A-1, "Total Lump Sum Price Breakdown and Pay Items", and the Special Conditions titled "ADVANCE PAYMENT, PERFORMANCE AND PAYMENT SECURITIES", "MEASUREMENT FOR PAYMENT AND PAYMENT FOR WORK", "CERTIFICATES OF PAYMENT AND PAYMENTS" and "PRICING OF ADJUSTMENTS" shall be full compensation for all WORK completed in accordance with the CONTRACT.

5.      APPENDICES

        Attachment A-1  Lump Sum Price Breakdown and Payments

        Attachment A-2  Prices for Changes and Contractors Detailed Bill of
                        Quantities


                                                           Contract 22352-CWL
                                                                  Exhibit "C"
                                                                Page Number 1
                                                             18 November 1994
                                                          Revised 17 May 1995

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY AMERICAN RICE, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.


                             EMPIRE TOWERS PROJECT
                                Kasion F.C. Ltd.
                                  EXHIBIT "C"
                                  APPENDIX A-1
                 "TOTAL LUMP SUM PRICE BREAKDOWN AND PAY ITEMS"


------------------------------------------------------------------------------------------------------------------------------------
ITEM     CODE       DESCRIPTION OF WORK                                       %        Qty.       Unit      TH Baht        Th Baht
----     ----       -------------------                                      --       ------      ----     ----------     ----------

  1     14000.1     Task 1 - Design and Shop Drawings                        **            1       LS          **             **

  2     14000.2     Task 2 - Mock up Tests                                   **            1       LS          **             **

  3     14000.3     Task 3 - Fabricate, Deliver & Install Inserts            **            1       LS          **             **

  4     14000.4     Task 4 - Fabricate and Deliver Aluminum                  **       70,222       M2          **             **

  5     14000.5     Task 5 - Fabricate and Deliver Glass                     **       41,520       M2          **             **

  6     14000.6     Task 6 - Install Curtain Wall, Metal Clad & Doors        **       99,525       LS          **             **

------------------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal Curtain Wall                                          **
                                                                                                                         ===========


                     (APPENDIX A-1, ITEM 58, CODE 14000.0)



                                                              Contract 22352-CWL
                                                       Exhibit "C", Appendix A-1
                                                                     Page 1 of 1
                                                                18 November 1994
                                                             Revised 17 May 1995

                             EMPIRE TOWERS PROJECT
                                Kasion F.C. Ltd.
                                  EXHIBIT "C"
                                  APPENDIX A-2
     "PRICES FOR CHANGES AND CONTRACTORS DETAILED BILL OF QUANTITIES (BOQ)"

                                                         UNIT RATE
                                                     -----------------      Amount    Amount
ITEM    CODE    DESCRIPTION OF WORK    QTY   UNIT    TH Baht   US Dollar    TH Baht  US Dollar


Contractor will be furnished an itemized Bill of Quantities List which shall be completed by Contractor within sixty (60) days of contract execution.




                                                                          ------------------
                                                       TOTAL
                                                                          ==================





                                                              Contract 22352-CWL
                                                       Exhibit "B", Appendix A-2
                                                                     Page 1 OF 1
                                                                18 November 1994

                                                                     EXHIBIT "D"

                                                SCOPE OF WORK AND SPECIFICATIONS



























________________________________________________________________________________
                                                           EMPIRE TOWERS PROJECT

                            THK REAL ESTATE LIMITED

                             EMPIRE TOWERS PROJECT

                                  EXHIBIT "D"

                   SCOPE OF WORK AND TECHNICAL SPECIFICATIONS

1. SCOPE OF WORK - CONTRACTOR shall perform as detailed in this Exhibit "D" and its Specifications and all Drawings included in Exhibit "E", and shall furnish all plant; labor; materials; tools; supplies; equipment; transportation; supervision; technical, professional and other services; and shall perform all operations necessary and required to satisfactorily furnish and install the curtain wall system for the Empire Towers office buildings.

2. WORK INCLUDED - CONTRACTORS work includes but is not limited to, coordinating his work with other contractors, supply and install all temporary materials and equipment, designing and engineering of curtain wall components, supplying and installing curtain wall anchor inserts, supplying all material and equipment associated with the curtain wall systems for the high rise tower and low rise building, supplying all materials for the interior and exterior round and rectangular aluminum column covers at the 1st basement, ground and mezzanine floors, the aluminum entrance canopies, the aluminum Architectural feature at the base of the high rise tower and the low rise building, the exterior glass walls and doors at the ground floor, the exterior and interior glass walls and doors at the mezzanine floor and providing all labor necessary to assemble and install all work shown or specified in this contract.


3. COORDINATED USE OF TOWER CRANE - CONTRACTOR shall have use of the site Tower Cranes which will be provided by the General Construction (GC) Contractor (Contract No. 22352-GCC) on a fully operated and maintained basis (FOME) to the end the crane's tackle. The CG Contractor may restrict times and duration of CONTRACTOR's use and it is CONTRACTOR's responsibility to thoroughly coordinate all aspects of its vertical transportation requirements, well in advance of its needs, with the CG Contractor.

4.    WORK EXCLUDED - Work not included in this CONTRACT is as follows:

      a. Cleaning of installed materials (CONTRACTOR shall remove all caulking material and labels).

      b.    Protection of installed materials.

      c.    Replacement of glass broken by others.

      d. Rubbish removal from the Site. (CONTRACTOR shall place all rubbish and debris at designated, central location on each floor.)

      e. Designation of perimeter offset lines, perimeter 1.5 meter column benchmarks and center line of bay marks.

      f.    Patching of fireproofing.

      g. Disposal of safety cables along the perimeter of building during installation of CW materials.

      i. Providing, maintaining and removal of safety nets/overhead protection when required.

      j. Bracing of beams and/or reinforcing of structure where required to receive CW anchor bolts.

5.    TECHNICAL SPECIFICATIONS

      The following technical specification for Design, Supply and Installation of the Curtain Wall System forms a part of the CONTRACT:

      "CURTAIN WALL SPECIFICATIONS, VOLUME II, DATED MAY 22, 1994"

                                                              Contract 22352-CWL
                                                                     Exhibit "D"
                                                                   Page Number 1
                                                               12 September 1994

                                                                     EXHIBIT "E"

                                                                LIST OF DRAWINGS


























________________________________________________________________________________
                                                           EMPIRE TOWERS PROJECT

                            THK REAL ESTATE LIMITED

                             EMPIRE TOWERS PROJECT

                                  EXHIBIT "E"

                                    DRAWINGS


    The drawings listed in Attachment E-1 hereto, consisting of two pages, form a part of this Contract.



                                                              Contract 22382-CWL
                                                                     Exhibit "E"
                                                                   Page Number 1
                                                               12 September 1994

                            THK REAL ESTATE LIMITED

                             EMPIRE TOWERS PROJECT

                                  EXHIBIT "E"
                                ATTACHMENT "E-1"

                                LIST OF DRAWINGS

DW   NO.   DESCRIPTION                                              REV       DATE
--   --    -----------                                              ---       ----
VOLUME I:   CURTAIN WALL

CURTAIN WALL DRAWINGS

CW - 1      INDEX OF DRAWINGS, LEGENDS AND SYMBOLS, GENERAL NOTES     0       20-May-94
CW - 2      KEY PLAN                                                  0       20-May-94
CW - 3      HIGH BLOCK GROUND FLOOR PLAN                              0       20-May-94
CW - 4      LOW BLOCK AND TRANSITION BLOCK GROUND FLOOR               0       20-May-94
CW - 5      HIGH BLOCK MEZZANINE FLOOR PLAN                           0       20-May-94
CW - 6      LOW BLOCK AND TRANSITION BLOCK 2nd FLOOR PLAN             0       20-May-94
CW - 6A     DETAIL PLAN                                               0       20-May-94
CW - 6B     DETAIL PLAN                                               0       20-May-94
CW - 6C     DETAIL PLAN                                               0       20-May-94
CW - 6D     DETAIL PLAN                                               0       20-May-94
CW - 6E     DETAIL PLAN                                               0       20-May-94
CW - 6F     DETAIL PLAN                                               0       20-May-94
CW - 6G     DETAIL PLAN                                               0       20-May-94
CW - 7      HIGH BLOCK 2nd FLOOR PLAN                                 0       20-May-94
CW - 8      HIGH BLOCK 2nd FLOOR REFLECTED CEILING PLAN               0       20-May-94
CW - 9      LOW BLOCK 3rd FLOOR PLAN                                  0       20-May-94
CW - 10     HIGH BLOCK 3rd THRU 9th FLOOR PLAN                        0       20-May-94
CW - 11     LOW BLOCK 4th FLOOR PLAN AND LOW BLOCK 5th THRU 9th       0       20-May-94
            FLOOR PLAN
CW - 12     HIGH BLOCK 10TH FLOOR PLAN                                0       20-May-94
CW - 13     LOW BLOCK 10th FLOOR PLAN & LOW BLOCK UPPER PART          0       20-May-94
            OF 10th FLOOR PLAN
CW - 14     LOW BLOCK ROOF PLAN                                       0       20-May-94
CW - 15     1ST REFUGE FLOOR PLAN                                     0       20-May-94
CW - 16     11th FLOOR PLAN                                           0       20-May-94
CW - 17     12th THRU 28th FLOOR PLAN                                 0       20-May-94
CW - 18     2ND REFUGE FLOOR PLAN                                     0       20-May-94
CW - 19     29th THRU 44th FLOOR PLAN                                 0       20-May-94
CW - 20     3rd REFUGE FLOOR PLAN                                     0       20-May-94
CW - 21     45th THRU 48th FLOOR PLAN                                 0       20-May-94
CW - 22     49th FLOOR PLAN*                                          0       20-May-94
CW - 23     50th FLOOR PLAN                                           0       20-May-94
CW - 24     51st FLOOR PLAN                                           0       20-May-94
CW - 25     52nd FLOOR PLAN                                           0       20-May-94
CW - 26     53rd FLOOR PLAN                                           0       20-May-94
CW - 27     54th FLOOR PLAN                                           0       20-May-94
CW - 28     55th FLOOR PLAN                                           0       20-May-94
CW - 29     56th FLOOR PLAN                                           0       20-May-94
CW - 30     57th & 58th FLOOR PLAN                                    0       20-May-94
CW - 31     MACHINE ROOM LEVEL PLAN                                   0       20-May-94
CW - 32     ROOF PLAN                                                 0       20-May-94
CW - 33     EAST ELEVATION                                            0       20-May-94


                                                              Contract 22352-CWL
                                                                 Attachment"e-1"
                                                                   Page Number 1
                                                               12 September 1994

DW. NO.    DESCRIPTION                                 REV.        DATE
-------    -----------                                 ----        ----

CW- 34    WEST ELEVATION                                 0       20-May-94
CW- 35    SOUTH ELEVATION                                0       20-May-94
CW- 36    NORTH ELEVATION                                0       20-May-94
CW- 37    SECTION - A                                    0       20-May-94
CW- 38    SECTION - B                                    0       20-May-94
CW- 39    SECTION - C                                    0       20-May-94
CW- 40    SECTION - D,E                                  0       20-May-94
CW- 41    SECTION - F                                    0       20-May-94
CW- 42    CURTAIN WALL SECTIONS                          0       20-May-94
CW- 43    CURTAIN WALL SECTIONS                          0       20-May-94
CW- 44    CURTAIN WALL SECTIONS                          0       20-May-94
CW- 45    CURTAIN WALL SECTIONS                          0       20-May-94
CW- 46    CURTAIN WALL SECTIONS                          0       20-May-94
CW- 47    CURTAIN WALL SECTIONS                          0       20-May-94
CW- 48    CURTAIN WALL SECTIONS AND DETAILS              0       20-May-94
CW- 49    CURTAIN WALL SECTIONS AND DETAILS              0       20-May-94
CW- 50    CURTAIN WALL SECTIONS AND DETAILS              0       20-May-94
CW- 51    CURTAIN WALL SECTIONS AND DETAILS              0       20-May-94
CW- 52    SECTIONS AND DETAILS                           0       20-May-94
CW- 53    CURTAIN WALL SECTIONS AND DETAILS              0       20-May-94
CW- 54    CURTAIN WALL SECTIONS AND DETAILS              0       20-May-94
CW- 55    ENTRANCE ELEVATIONS                            0       20-May-94
CW- 56    CURTAIN WALL SECTIONS AND DETAILS              0       20-May-94
CW- 57    SECTIONS AND DETAILS                           0       20-May-94
CW- 58    SECTIONS AND DETAILS                           0       20-May-94
CW- 59    SECTIONS AND DETAILS                           0       20-May-94
CW- 60    TYPICAL COLUMN CLADDING DETAILS                0       20-May-94




                                                              Contract 22352-CWL
                                                                Attachment "E-1"
                                                                   Page Number 2
                                                               12 September 1994